Exhibit 99.2

Charting
a new
path
forward.
DIGITAL REALTY
1Q
14

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

Table of Contents	Financial Supplement First Quarter 2014

Corporate Information	Financial Supplement First Quarter 2014

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing data center solutions for domestic and international tenants across a variety of industry verticals ranging from financial services, cloud and information technology services, to manufacturing, energy, healthcare, and consumer products. As of March 31, 2014, the Company’s 131 properties, including 13 properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry and corporate enterprise data center tenants. Digital Realty’s portfolio is comprised of approximately 21.8 million square feet, excluding approximately 1.3 million square feet of space under active development and 1.4 million square feet of space held for future development, located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Website: www.digitalrealty.com

Senior Management

A. William Stein: Interim Chief Executive Officer and Chief Financial Officer

Scott E. Peterson: Chief Investment Officer

Jim Smith: Chief Technology Officer

David J. Caron: Senior Vice President, Portfolio Management

Matthew Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or to be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com            (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup
Dave Rodgers (216) 737-7341	Stephen Douglas (646) 855-2615 Jeffery Spector (646) 855-1363	Ross Smotrich (212) 526-2306 Charles Croson (212) 526-7164	Greg Miller (212) 389-8128 Eric Z. Chu (212) 389-8129	David Toti (212) 915-1219 Evan Smith (212) 915-1220	Michael Bilerman (212) 816-1383 Emmanuel Korchman (212) 816-1382

Deutsche Bank	Evercore	Green Street	ISI	Jefferies	JMP Securities
Vincent Chao (212) 250-6799	Johnathan Schildkraut (212) 497-0864 Robert Gutman (212) 497-0877	Michael Knott (949) 640-8780 John Bejjani (949) 640-8780	Steve Sakwa (212) 446-9462 George Auerbach (212) 446-9459	Omotayo Okusanya (212) 336-7076 David Shamis (212) 284-1796	Mitch Germain (212) 906-3546 Peter Lunenburg (212) 906-3537

KeyBanc Capital	MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	UBS
Jordan Sadler (917) 368-2280	Jonathan M. Petersen (646) 556-9185	Vance Edelson (212) 761-0078	Paul D. Puryear (727) 567-2253	Jonathan Atkin (415) 633-8589	Ross Nussbaum (212) 713-2484

Austin Wurschmidt (917) 368-2311	Ryan Meliker (212) 542-5872	Landon Park (212) 761-6368	William A. Crow (727) 567-2594	Michael Carroll (440) 715-2649	Gabriel Hilmoe (212) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Corporate Information (Continued)	Financial Supplement First Quarter 2014

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF
Series G Preferred Stock:	DLRPRG
Series H Preferred Stock:	DLRPRH

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating:	BBB	(Negative Watch)
Preferred Stock:	BB+

Moody’s
Issuer Rating:	Baa2	(Stable Outlook)
Preferred Stock:	Baa3

Fitch
Issuer Default Rating:	BBB	(Stable Outlook)
Preferred Stock:	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization at its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
High price (1)	$57.52	$58.35	$65.43	$74.00	$72.92
Low price (1)	$48.85	$43.04	$50.98	$56.02	$62.75
Closing price, end of quarter (1)	$53.08	$49.12	$53.10	$61.00	$66.91
Average daily trading volume (1)	1,519,608	1,814,127	1,571,339	1,680,636	1,420,527
Indicated dividend per common share (2)	$3.32	$3.12	$3.12	$3.12	$3.12
Closing annual dividend yield, end of quarter	6.3%	6.4%	5.9%	5.1%	4.7%
Shares and units outstanding, end of quarter (3)	131,732,073	131,422,371	131,421,001	131,418,758	131,410,505
Closing market value of shares and units outstanding (4)	$6,992,338	$6,455,467	$6,978,455	$8,016,544	$8,792,677

(1)	New York Stock Exchange trades only.
(2)	On an annualized basis.
(3)	As of March 31, 2014, the total number of shares and units includes 128,606,462 shares of common stock, 1,491,814 common units held by third parties and 1,633,797 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(4)	Dollars in thousands as of the end of the quarter.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available on our website www.digitalrealty.com.

Ownership Structure As of March 31, 2014	Financial Supplement First Quarter 2014

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	128,606,462	97.6%
Cambay Tele.com, LLC (3)	1,491,814	1.1%
Directors, Executive Officers and Others	1,633,797	1.3%

Total	131,732,073	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 128,606,462 general partnership common units, 1,491,814 common units held by third parties and 1,633,797 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 403,913 common units held by the members of Cambay Tele.com, LLC.

Key Quarterly Financial Data Unaudited and dollars in thousands, except per share data	Financial Supplement First Quarter 2014

	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Shares and Units at End of Quarter

Common shares outstanding	128,606,462	128,455,350	128,438,970	128,421,888	128,413,791
Common units outstanding	3,125,611	2,967,021	2,982,031	2,996,870	2,996,714

Total Shares and Partnership Units	131,732,073	131,422,371	131,421,001	131,418,758	131,410,505

Enterprise Value

Market value of common equity (1)	$6,992,338	$6,455,467	$6,978,455	$8,016,544	$8,792,677
Liquidation value of preferred equity	1,020,000	720,000	720,000	720,000	470,000
Total debt at balance sheet carrying value	5,007,381	4,961,892	4,780,397	4,698,248	4,682,124

Total Enterprise Value	$13,019,719	$12,137,359	$12,478,852	$13,434,792	$13,944,801
Total debt / total enterprise value	38.5%	40.9%	38.3%	35.0%	33.6%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$10,107,121	$9,950,082	$9,576,467	$9,335,886	$9,011,433
Total Assets	9,805,394	9,685,745	9,426,041	9,184,859	8,971,492
Total Liabilities	5,929,674	6,039,233	5,745,472	5,601,589	5,589,544

Selected Operating Data

Total operating revenues	$390,590	$380,931	$379,456	$363,502	$358,370
Total operating expenses	300,583	282,876	294,279	263,508	259,784
Interest expense	47,374	45,996	47,742	47,583	48,078
Net income	46,717	55,667	153,480	59,621	51,681
Net income available to common stockholders	34,186	42,977	138,872	47,077	42,657

Financial Ratios

EBITDA (2)	$214,310	$215,884	$308,868	$211,238	$203,561
Adjusted EBITDA (3)	233,962	226,270	216,634	223,412	213,885
Net Debt to Adjusted EBITDA (4)	5.3x	5.4x	5.5x	5.2x	5.4x
GAAP interest expense	47,374	45,996	47,742	47,583	48,078
Fixed charges (5)	67,754	68,207	69,498	69,372	65,371
Interest coverage ratio (6)	4.4x	4.2x	4.0x	4.1x	4.0x
Fixed charge coverage ratio (7)	3.5x	3.3x	3.1x	3.2x	3.3x

Profitability Measures

Net income per common share - basic	$0.27	$0.33	$1.08	$0.37	$0.34
Net income per common share - diluted	0.26	0.33	1.06	0.37	0.34
Funds from operations (FFO) / diluted share and unit (8)	1.22	1.26	1.10	1.22	1.16
Core funds from operations (CFFO) / diluted share and unit (8)	1.28	1.26	1.16	1.19	1.18
Adj. funds from operations (AFFO) / diluted share and unit (9)	0.97	0.94	0.92	0.95	0.92
Dividends per share and common unit	0.83	0.78	0.78	0.78	0.78
Diluted FFO payout ratio (10)	68.2%	61.7%	71.0%	64.1%	67.5%
Diluted CFFO payout ratio (11)	65.0%	61.7%	67.0%	65.7%	66.3%
Diluted AFFO payout ratio (9) (12)	85.5%	83.1%	85.2%	82.1%	85.2%

Portfolio Statistics

Buildings (13)	188	187	188	187	178
Properties (13)	131	131	130	129	127
Net rentable square feet, excluding development space (13)	21,711,427	21,399,551	21,033,398	20,948,042	20,606,509
Occupancy at end of quarter (14)	92.1%	92.6%	93.0%	93.1%	94.0%
Occupied square footage	19,987,044	19,821,269	19,563,183	19,490,315	19,362,123
Space under active development (15)	1,335,358	1,759,681	1,532,902	1,282,612	1,389,795
Space held for development (16)	1,422,244	1,331,685	2,127,025	2,276,858	2,087,801
Weighted average remaining lease term (years) (17)	6.9	7.0	6.9	7.1	6.9
Same-store occupancy at end of quarter (14) (18)	91.4%	92.0%	92.4%	92.5%	93.4%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E, series F, series G and series H cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation & amortization. For a discussion of EBITDA, see page 42. For a reconciliation of net income available to common stockholders to EBITDA, see page 41.
(3)	Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. For a discussion of Adjusted EBITDA, see page 42. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 41.
(4)	Calculated as total debt at balance sheet carrying value less unrestricted cash and cash equivalents, divided by the product of Adjusted EBITDA multiplied by four.
(5)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(6)	Interest coverage ratio is Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO and CFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO and CFFO, see page 9.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 42. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted CFFO payout ratio is dividends declared per common share and unit divided by diluted CFFO per share and unit.
(12)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(13)	Includes properties held as investments in unconsolidated joint ventures.
(14)	Occupancy and same-store occupancy exclude space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(15)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(16)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(17)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(18)	Same-store properties were acquired on or before December 31, 2012.

2014 Guidance	Financial Supplement First Quarter 2014

	As of January 6, 2014	As of February 25, 2014	As of May 6, 2014
Internal Growth
Rental rates on renewal leases
Cash basis	Roughly flat	Roughly flat	Roughly flat
GAAP basis	Modestly Positive	Modestly Positive	Modestly Positive
Year-end portfolio occupancy	N/A	N/A	92.0% - 93.0%
“Same-capital” cash NOI growth (1)	N/A	N/A	4.0% - 5.0%
Operating margin	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate	25 - 75 bps < historical run-rate
Incremental revenue from speculative leasing (2)	$20 - $30 million	$20 - $30 million	$10 - $15 million
Overhead load (3)	75 - 85 bps on total assets	75 - 85 bps on total assets	75 - 85 bps on total assets

External Growth
Acquisitions
Dollar volume	$0 - $400 million	$0 - $400 million	$0 - $400 million
Cap rate	7.5% - 8.5%	7.5% - 8.5%	7.5% - 8.5%
Joint ventures
Dollar volume	$0 - $400 million	$0 - $400 million	$40 - $400 million
Cap rate	6.75% - 7.25%	6.75% - 7.25%	6.75% - 7.25%
Development
Capex	$600 - $800 million	$600 - $800 million	$600 - $800 million
Average stabilized yields	10% - 12%	10% - 12%	10% - 12%
Enhancements and other non-recurring capex (4)	$85 - $90 million	$85 - $90 million	$85 - $90 million
Recurring capex + capitalized leasing costs (5)	$75 - $80 million	$75 - $80 million	$75 - $80 million

Balance Sheet
Preferred equity
Dollar amount	$100 - $250 million	$100 - $250 million	$365 million
Pricing	8.0% - 8.5%	8.0% - 8.5%	7.375%
Timing	Early 2014	Early 2014	Early 2014
Long-term debt
Dollar amount	$700 - $900 million	$700 - $900 million	$700 - $900 million
Pricing	4.75% - 5.50%	4.75% - 5.50%	4.75% - 5.50%
Timing	Early 2014	Early 2014	Mid 2014

Core Funds From Operations / share	$4.75 - $4.90	$4.75 - $4.90	$4.80 - $4.90

(1)	The “same-capital” pool includes properties owned as of December 31, 2012 with less than 5% of total rentable square feet under development. It also excludes properties that were undergoing, or were expected to undergo, development activities in 2013-2014. NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations), and cash NOI is NOI less straight-line rents and above and below market rent amortization.
(2)	Incremental revenue from speculative leasing represents revenue expected to be recognized in the current year from leases that have not yet been signed.
(3)	Overhead load is defined as General & Administrative expense divided by Total Assets.
(4)	Other non-recurring CapEx represents costs incurred to enhance the capacity or marketability of operating properties, such as network fiber initiatives, the build-out of an additional sub-station or installation of a new security system, in addition to major remediation costs on recently-acquired properties, whether or not contemplated in the original acquisition underwriting. Other non-recurring CapEx also includes infrequent and major component replacements.
(5)	Recurring CapEx represents non-incremental improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Capitalized leasing costs include capitalized leasing compensation as well as capitalized internal leasing commissions, as disclosed in the AFFO reconciliation on page 10.

Consolidated Quarterly Statements of Operations	Financial Supplement
Unaudited and in thousands, except share and per share data	First Quarter 2014

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13

Rental revenues	$305,786	$296,987	$290,712	$285,953	$281,399
Tenant reimbursements - Utilities	59,183	55,319	59,936	54,397	51,245
Tenant reimbursements - Other	24,438	27,310	28,123	22,284	24,672
Fee income	1,183	1,315	671	728	806
Other	—	—	14	140	248

Total Operating Revenues	$390,590	$380,931	$379,456	$363,502	$358,370

Utilities	$62,087	$58,773	$65,055	$57,142	$53,972
Rental property operating	30,659	29,294	29,403	27,281	27,880
Repairs & maintenance	25,150	27,109	24,788	22,283	23,628
Non-cash straight-line rent expense adjustment	—	—	9,988	—	—
Property taxes	22,125	23,831	26,074	19,374	21,042
Insurance	2,422	2,156	2,144	2,238	2,205
Construction management	164	35	51	294	384
Change in fair value of contingent consideration	(3,403)	(1,749)	(943)	(370)	1,300
Depreciation & amortization	130,620	126,776	121,198	115,867	111,623
General & administrative	18,248	15,536	16,275	17,891	15,951
Severance accrual and equity acceleration	12,430	—	—	—	—
Transactions	81	1,108	243	1,491	1,763
Other	—	7	3	17	36

Total Operating Expenses	$300,583	$282,876	$294,279	$263,508	$259,784

Operating Income	$90,007	$98,055	$85,177	$99,994	$98,586

Equity in earnings of unconsolidated joint ventures	$2,581	$2,957	$2,174	$2,330	$2,335
Gain on insurance settlement	—	—	—	5,597	—
Gain on contribution of properties to unconsolidated JV	1,906	555	115,054	—	—
Interest and other income	1,727	231	(127)	(6)	41
Interest expense	(47,374)	(45,996)	(47,742)	(47,583)	(48,078)
Tax benefit (expense)	(1,838)	473	(352)	(210)	(1,203)
Loss from early extinguishment of debt	(292)	(608)	(704)	(501)	—

Net Income	$46,717	$55,667	$153,480	$59,621	$51,681
Net income attributable to noncontrolling interests	(805)	(964)	(2,882)	(1,145)	(970)

Net Income Attributable to Digital Realty Trust, Inc.	$45,912	$54,703	$150,598	$58,476	$50,711
Preferred stock dividends	(11,726)	(11,726)	(11,726)	(11,399)	(8,054)

Net Income Available to Common Stockholders	$34,186	$42,977	$138,872	$47,077	$42,657

Weighted-average shares outstanding - basic	128,535,995	128,444,744	128,427,444	128,419,745	126,445,285
Weighted-average shares outstanding - diluted	129,136,961	128,641,470	135,301,765	128,623,076	126,738,339
Weighted-average fully diluted shares and units	138,161,544	137,890,892	137,851,514	131,177,283	129,181,095
Net income per share - basic	$0.27	$0.33	$1.08	$0.37	$0.34
Net income per share - diluted	0.26	0.33	1.06	0.37	0.34

Funds From Operations and Core Funds From Operations	Financial Supplement
Unaudited and in thousands, except per share data	First Quarter 2014

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Reconciliation of Net Income to Funds From Operations (FFO)

Net Income Available to Common Stockholders	$34,186	$42,977	$138,872	$47,077	$42,657

Adjustments:

Noncontrolling interests in operating partnership	693	849	2,757	936	824
Real estate related depreciation & amortization (1)	129,496	125,671	120,006	114,913	110,690
Unconsolidated JV real estate related depreciation & amortization	1,628	1,387	788	797	833
Gain on contribution of properties to unconsolidated joint venture	(1,906)	(555)	(115,054)	—	—

Funds From Operations	$164,097	$170,329	$147,369	$163,723	$155,004
Add: Interest and amortization of debt issuance costs on 2029 Debentures	4,050	4,050	4,050	4,050	4,050

Funds From Operations - diluted	$168,147	$174,379	$151,419	$167,773	$159,054

Weighted-average shares and units outstanding - basic	131,143	130,982	130,977	130,974	128,888
Weighted-average shares and units outstanding - diluted (2)	138,162	137,891	137,851	137,787	137,680
Funds From Operations per share - basic	$1.25	$1.30	$1.13	$1.25	$1.20
Funds From Operations per share - diluted (2)	$1.22	$1.26	$1.10	$1.22	$1.16

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Reconciliation of FFO to CFFO
Funds From Operations - diluted	$168,147	$174,379	$151,419	$167,773	$159,054
Termination fees and other non-core revenues (3)	(2,047)	—	(14)	(140)	(248)
Gain on insurance settlement	—	—	—	(5,597)	—
Significant transaction expenses	81	1,108	243	1,491	1,763
Loss from early extinguishment of debt	292	608	704	501	—
Straight-line rent expense adjustment attributable to prior periods (4)	—	—	9,155	—	—
Change in fair value of contingent consideration (5)	(3,403)	(1,749)	(943)	(370)	1,300
Equity in earnings adjustment for non-core items	843	—	—	—	—
Severance accrual and equity acceleration (6)	12,430	—	—	—	—
Other non-core expense adjustments (7)	—	7	3	17	36

Core Funds From Operations - diluted	$176,343	$174,353	$160,567	$163,675	$161,905

Weighted-average shares and units outstanding - diluted (2)	138,162	137,891	137,851	137,787	137,680
Core Funds From Operations per share - diluted (2)	$1.28	$1.26	$1.16	$1.19	$1.18

		Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
(1) Real Estate Related Depreciation & Amortization
Depreciation & amortization per income statement	$130,620	$126,776	$121,198	$115,867	$111,623
Non-real estate depreciation	(1,124)	(1,105)	(1,192)	(954)	(933)

Real Estate Related Depreciation & Amortization	$129,496	$125,671	$120,006	$114,913	$110,690

(2)	At March 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which calculates into 1,909 common shares on a weighted average basis for the three months ended March 31, 2013. For the three months ended March 31, 2014, December 31, 2013 and March 31, 2013, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended March 31, 2014, December 31, 2013 and March 31, 2013 would be 14,582, 15,372 and 7,161 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,806, 6,712 and 6,590 common shares on a weighted average basis for the three months ended March 31, 2014, December 31, 2013 and March 31, 2013, respectively. See page 10 for calculations of weighted average common stock and units outstanding.
(3)	Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4)	Impact for both the three months ended June 30, 2013 and March 31, 2013 would have resulted in additional expense of $833. CFFO per share and unit, as adjusted, would have been $1.18 and $1.17 for the above periods, respectively.
(5)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(6)	Relates to severance charge of approximately $12.4 million, or $0.09 per share and unit, related to the departure of the company’s former Chief Executive Officer.
(7)	Includes reversal of accruals and certain other adjustments that are not core to our business.

Adjusted Funds From Operations (AFFO)	Financial Supplement
Unaudited and in thousands, except per share data	First Quarter 2014

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13		31-Mar-13
Reconciliation of FFO to AFFO
FFO available to common stockholders and unitholders	$164,097	$170,329	$147,369	$163,723		$155,004
Adjustments:
Non-real estate depreciation	$1,124	$1,105	$1,192	$954		$933
Amortization of deferred financing costs	2,085	2,925	2,831	2,471		2,431
Amortization of debt discount/premium	357	338	418	418		605
Non-cash compensation	3,153	2,183 (5)	2,877	3,580		2,888
Deferred compensation related to equity acceleration	5,832	—	—	—		—
Loss from early extinguishment of debt	292	608	704	501		—
Straight-line rents, net	(20,471)	(21,858)	(19,661)	(19,892)		(21,169)
Non-cash straight-line rent expense adjustment	—	—	9,988	—		—
Above- and below-market rent amortization	(2,787)	(2,887)	(2,746)	(3,041)		(3,045)
Change in fair value of contingent consideration (1)	(3,403)	(1,749)	(943)	(370)		1,300
Capitalized leasing compensation	(6,891)	(4,214)	(4,924)	(4,786	) (6)	(5,053)
Recurring capital expenditures (2)	(8,685)	(17,025)	(12,895)	(13,429)		(9,860)
Capitalized internal leasing commissions	(4,670)	(4,435)	(2,077)	(3,331)		(2,025)

AFFO available to common stockholders and unitholders - basic (3)	$130,033	$125,320	$122,133	$126,798		$122,009

Weighted-average shares and units outstanding - basic	131,143	130,982	130,977	130,974		128,888
Weighted-average shares and units outstanding - diluted (4)	138,162	137,891	137,851	137,787		137,680

AFFO available to common stockholders and unitholders - basic	$130,033	$125,320	$122,133	$126,798		$122,009
Add: Interest and amortization of debt issuance costs on 2029 Debentures	4,050	4,050	4,050	4,050		4,050

AFFO available to common stockholders and unitholders - diluted	$134,083	$129,370	$126,183	$130,848		$126,059
AFFO per share - diluted (3)	$0.97	$0.94	$0.92	$0.95		$0.92
Dividends per share and common unit	$0.83	$0.78	$0.78	$0.78		$0.78
Diluted AFFO Payout Ratio	85.5%	83.1%	85.2%	82.1%		85.2%

		Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13		31-Mar-13
Share Count Detail
Weighted Average Common Stock and Units Outstanding	131,143	130,982	130,977	130,974		128,888
Add: Effect of dilutive securities (excludes series D convertible preferred stock & 5.50% debentures)	213	197	190	203		293
Add: Effect of dilutive series D convertible preferred stock	—	—	—	—		1,909
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,806	6,712	6,684	6,610		6,590

Weighted Avg. Common Stock and Units Outstanding - diluted	138,162	137,891	137,851	137,787		137,680

(1)	Relates to earn-out contingency in connection with the Sentrum Portfolio acquisition.
(2)	For a definition of recurring capital expenditures, see page 33.
(3)	For a definition and discussion of AFFO, see page 42. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(4)	At March 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which calculates into 1,909 common shares on a weighted average basis for the three months ended March 31, 2013. For the three months ended March 31, 2014, December 31, 2013 and March 31, 2013, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended March 31, 2014, December 31, 2013 and March 31, 2013 would be 14,582, 15,372 and 7,161 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,806, 6,712 and 6,590 common shares on a weighted average basis for the three months ended March 31, 2014, December 31, 2013 and March 31, 2013, respectively.
(5)	Corrects overstated amount in previously reported non-cash compensation.
(6)	Corrects understated amount in previously reported capitalized leasing compensation.

Consolidated Balance Sheets	Financial Supplement
Dollars in thousands, except share and per share data	First Quarter 2014

	Unaudited	Audited	Unaudited
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Assets
Investments in real estate:
Land	$685,640	$693,791	$684,644	$690,356	$679,803
Acquired ground leases	14,680	14,618	14,355	13,216	13,137
Buildings and improvements	8,834,693	8,680,677	8,357,786	8,125,636	7,826,501
Tenant improvements	490,697	490,492	466,616	432,631	419,062

Investments in Real Estate	$10,025,710	$9,879,578	$9,523,401	$9,261,839	$8,938,503
Accumulated depreciation & amortization	(1,665,421)	(1,565,996)	(1,459,055)	(1,377,375)	(1,288,440)

Net Investments in Properties	$8,360,289	$8,313,582	$8,064,346	$7,884,464	$7,650,063
Land held for sale	—	—	11,015	—	—
Investment in unconsolidated joint ventures	81,411	70,504	53,066	74,047	72,930

Net Investments in Real Estate	$8,441,700	$8,384,086	$8,128,427	$7,958,511	$7,722,993

Cash and cash equivalents	$70,242	$56,808	$55,118	$24,260	$42,130

Accounts and other receivables (1)	181,433	181,163	191,715	159,847	177,951
Deferred rent	415,515	393,504	369,979	360,588	340,753
Acquired above-market leases, net	49,521	52,264	54,446	56,310	59,079
Acquired in-place lease value and deferred leasing costs, net	479,940	489,456	484,445	492,884	494,384
Deferred financing costs, net	34,295	36,475	39,132	31,881	33,393
Restricted cash	42,842	40,362	42,457	38,977	43,929
Assets held for sale	25,070	—	—	—	—
Other assets	64,836	51,627	60,322	61,601	56,880

Total Assets	$9,805,394	$9,685,745	$9,426,041	$9,184,859	$8,971,492

Liabilities and Equity

Global revolving credit facility	$790,500	$724,668	$498,082	$610,328	$546,649
Unsecured term loan	1,026,891	1,020,984	950,205	741,178	747,830
Unsecured senior notes, net of discount	2,368,848	2,364,232	2,382,059	2,342,990	2,341,972
Exchangeable senior debentures	266,400	266,400	266,400	266,400	266,400
Mortgage loans, net of premiums	554,742	585,608	683,651	737,352	779,273
Accounts payable and other accrued liabilities	614,645	662,687	652,720	617,766	613,537
Accrued dividends and distributions	—	102,509	—	—	—
Acquired below market leases, net	123,152	130,269	133,625	137,297	141,257
Security deposits and prepaid rents	180,886	181,876	178,730	148,278	152,626
Liabilities associated with assets held for sale	3,610	—	—	—	—

Total Liabilities	$5,929,674	$6,039,233	$5,745,472	$5,601,589	$5,589,544

Equity
Preferred Stock: $0.01 par value per share, 70,000,000 shares authorized:
Series E Cumulative Redeemable Preferred Stock (2)	$277,172	$277,172	$277,172	$277,172	$277,172
Series F Cumulative Redeemable Preferred Stock (3)	176,191	176,191	176,191	176,191	176,191
Series G Cumulative Redeemable Preferred Stock (4)	241,468	241,468	241,511	241,565	—
Series H Cumulative Redeemable Preferred Stock (5)	289,857	—	—	—	—
Common Stock: $0.01 par value per share (6)	1,279	1,279	1,279	1,279	1,279
Additional paid-in capital	3,689,098	3,688,937	3,685,668	3,681,618	3,677,070
Dividends in excess of earnings	(857,779)	(785,222)	(728,012)	(766,704)	(713,612)
Accumulated other comprehensive income, net	13,947	10,691	(10,327)	(64,010)	(72,473)

Total Stockholders’ Equity	$3,831,233	$3,610,516	$3,643,482	$3,547,111	$3,345,627

Noncontrolling Interests
Noncontrolling interest in operating partnership	$37,406	$29,027	$30,264	$28,935	$30,186
Noncontrolling interest in consolidated joint ventures	7,081	6,969	6,823	7,224	6,135

Total Noncontrolling Interests	$44,487	$35,996	$37,087	$36,159	$36,321
Total Equity	$3,875,720	$3,646,512	$3,680,569	$3,583,270	$3,381,948

Total Liabilities and Equity	$9,805,394	$9,685,745	$9,426,041	$9,184,859	$8,971,492

(1)	Net of allowance for doubtful accounts of $7,156 and $5,576 as of March 31, 2014 and December 31, 2013, respectively.
(2)	Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.
(3)	Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.
(4)	Series G Cumulative Redeemable Preferred Stock, 5.875%, $250,000 and $250,000 liquidation preference, respectively ($25.00 per share), 10,000,000 and 10,000,000 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.
(5)	Series H Cumulative Redeemable Preferred Stock, 7.375%, $300,000 and $0 liquidation preference, respectively ($25.00 per share), 12,000,000 and 0 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.
(6)	Common Stock: $0.01 par value per share, 215,000,000 shares authorized, 128,606,462 and 128,455,350 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively.

Components of NAV (1)	Financial Supplement
In thousands	First Quarter 2014

Consolidated Properties Cash Net Operating Income (NOI)(2) , Annualized (3)
Internet Gateway (4)	$178,965
Turn-Key Flex® (4)	447,412
Powered Base Building® (4)	178,965
Colo & Non-tech (4)	89,482
less: Partners’ share of consolidated JV’s	(565)
Dispositions & expirations	(9,558)
1Q14 carry-over & 2Q-4Q14 backlog Cash NOI (stabilized) (5)	49,830

Total Consolidated Cash NOI, Annualized	$934,531

Digital Realty’s Pro Rata Share of Unconsolidated Joint Venture Cash NOI
Turn-Key Flex®	$13,986
Powered Base Building®	7,711

Total Unconsolidated Cash NOI, Annualized	$21,697

Other Income
Development and Management Fees (net), Annualized	$4,076

Other Assets
Pre-stabilized inventory, at cost	$497,954
Land held for development	113,543
Development CIP (6)	826,609
less: CIP associated with FY14 Backlog NOI	(186,900)
Cash and cash equivalents	70,242
Restricted cash	42,842
Accounts and other receivables, net	181,433
Other assets	64,836
less: Partners’ share of consolidated JV assets	(428)

Total Other Assets	$1,610,130

Liabilities
Global revolving credit facility (7)	$752,700
Unsecured term loan	1,026,891
Unsecured senior notes	2,368,848
add: Unamortized discounts	14,632
Mortgage loans, net of premiums	554,742
Accounts payable and other accrued liabilities (8)	614,645
Security deposits and prepaid rents	180,886
FY14 backlog NOI cost to complete (9)	147,800
Preferred stock, at liquidation value	1,020,000
Digital Realty’s share of unconsolidated JV debt	117,891

Total Liabilities	$6,799,035

Diluted Shares and Units Outstanding	138,751

(1)	Includes Digital Realty’s share of backlog leasing at unconsolidated joint venture properties.
(2)	For a definition and discussion of NOI and Cash NOI, see page 43.
(3)	Annualized Cash NOI is calculated by multiplying results for the most recent quarter by four. Annualized results may not be indicative of any four-quarter period and do not take into account scheduled lease expirations, among other things. Annualized data is presented for illustrative purposes only.
(4)

Reflects annualized 1Q14 Cash NOI of $895 million. NOI is allocated 20% to Powered Base Building®, 50% to Turn-Key Flex®, 20% to Internet Gateway, and 10% to Colo/Non-tech. Actual Cash NOI allocable to each product or property type may be different.

(5)	Estimated Cash NOI related to signed leasing expected to commence in FY14. Includes Digital Realty’s share of signed leasing at unconsolidated JV properties.
(6)	See page 32 for further details on the breakdown of the CIP balance.
(7)	Reflects proforma revolver balance after deducting $37.8 million from proceeds of Q2 2014 asset sale.
(8)	Includes net deferred tax liability of approximately $148.4 million.
(9)	Includes Digital Realty’s share of cost to complete at unconsolidated joint venture properties.

Consolidated Debt Analysis	Financial Supplement
Unaudited, in thousands	First Quarter 2014

	As of March 31, 2014
	Maturity Date	Principal Balance	% of Total Debt	Interest Rate	Interest Rate Including Swaps
Global Revolving Credit Facility (1)
Global revolving credit facility	November 3, 2018	$790,500

Total Global Revolving Credit Facility		$790,500	16%	1.61%

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan	April 16, 2018	$465,290
Hedged variable rate portion of term loan	April 16, 2018	561,601

Total Unsecured Term Loan		$1,026,891	21%	1.68%	2.01%

Prudential Unsecured Senior Notes
Series C	January 6, 2016	$25,000		9.68%
Series D	January 20, 2015	50,000		4.57%
Series E	January 20, 2017	50,000		5.73%
Series F	February 3, 2015	17,000		4.50%

Total Prudential Unsecured Senior Notes		$142,000	3%

Senior Notes
4.50% notes due 2015	July 15, 2015	$375,000		4.50%
5.875% notes due 2020	February 1, 2020	500,000		5.88%
5.25% notes due 2021	March 15, 2021	400,000		5.25%
3.625% notes due 2022	October 1, 2022	300,000		3.63%
4.25% notes due 2025	January 17, 2025	666,480		4.25%
Unamortized discounts		(14,632)

Total Senior Notes		$2,226,848	44%

Total Unsecured Senior Notes		$2,368,848	47%

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029 (2)	April 15, 2029	$266,400		5.50%

Total Exchangeable Senior Debentures		$266,400	5%

Mortgage Loans
Cressex 1	October 16, 2014	$28,636		5.68%
Manchester Technopark	October 16, 2014	8,712		5.68%
Secured Term Debt	November 11, 2014	132,157		5.65%
200 Paul Avenue	October 8, 2015	70,198		5.74%
8025 North Interstate 35	March 6, 2016	6,251		4.09%
600 West Seventh Street	March 15, 2016	49,127		5.80%
34551 Ardenwood Boulevard	November 11, 2016	51,942		5.95%
2334 Lundy Place	November 11, 2016	37,778		5.96%
1100 Space Park Drive	December 11, 2016	51,904		5.89%
2045 & 2055 LaFayette Street	February 6, 2017	63,351		5.93%
150 South First Street	February 6, 2017	49,896		6.30%
731 East Trade Street	July 1, 2020	4,101		8.22%
636 Pierce Street (3)	April 15, 2023	—		5.27%
Unamortized net premiums		689

Total Mortgage Loans		$554,742	11%

Debt Summary
Total unhedged variable rate debt		$1,255,790	25%
Total fixed rate / hedged variable rate debt		3,751,591	75%

Total Consolidated Debt		$5,007,381	100%		3.89%

Global Revolving Credit Facility Detail as of March 31, 2014

	Maximum Available	Existing Capacity (4)	Currently Drawn
Global Revolving Credit Facility	$2,000,000	$1,186,430	$790,500

(1)	Maturity dates assume that all extensions will be exercised.
(2)	On April 18, 2014, we redeemed approximately $5.2 million of the debentures pursuant to our redemption option. In connection with the redemption approximately $261.2 million of the debentures were tendered for exchange into approximately 6.7 million shares of common stock.
(3)	On March 5, 2014, we contributed this property to our joint venture with an investment fund managed by Prudential Real Estate Investors which was formed in September 2013. Also on March 5, 2014, the joint venture assumed the debt and repaid in full the outstanding balance of $26.1 million on the mortgage loan.
(4)	Net of letters of credit issued of $23.1 million.

Debt Maturities Unaudited, in thousands	Financial Supplement First Quarter 2014

	As of March 31, 2014
	Interest Rate	2014	2015	2016	2017	2018	Thereafter	Total
Global Revolving Credit Facility (1)
Global revolving credit facility		—	—	—	—	$790,500	—	$790,500

Total Global Revolving Credit Facility	1.61%	—	—	—	—	$790,500	—	$790,500

Unsecured Term Loan (1)
Unhedged variable rate portion of term loan		—	—	—	—	$465,290	—	$465,290
Hedged variable rate portion of term loan		—	—	—	—	561,601	—	561,601

Total Unsecured Term Loan	2.01%	—	—	—	—	$1,026,891	—	$1,026,891

Prudential Unsecured Senior Notes
Series C	9.68%	—	—	$25,000	—	—	—	$25,000
Series D	4.57%	—	50,000	—	—	—	—	50,000
Series E	5.73%	—	—	—	50,000	—	—	50,000
Series F	4.50%	—	17,000	—	—	—	—	17,000

Total Prudential Unsecured Senior Notes	5.87%	—	$67,000	$25,000	$50,000	—	—	$142,000

Senior Notes
4.50% notes due 2015	4.50%	—	$375,000	—	—	—	—	$375,000
5.875% notes due 2020	5.88%	—	—	—	—	—	500,000	500,000
5.25% notes due 2021	5.25%	—	—	—	—	—	400,000	400,000
3.625% notes due 2022	3.63%	—	—	—	—	—	300,000	300,000
4.25% notes due 2025	4.25%	—	—	—	—	—	666,480	666,480

Total Senior Notes	4.75%	—	$375,000	—	—	—	$1,866,480	$2,241,480

Exchangeable Senior Debentures
5.50% exchangeable senior debentures due 2029 (2)	5.50%	$266,400	—	—	—	—	—	$266,400

Total Exchangeable Senior Debentures	5.50%	$266,400	—	—	—	—	—	$266,400

Mortgage Loans
Secured Term Debt (3)	5.65%	$132,157	—	—	—	—	—	$132,157
200 Paul Avenue	5.74%	1,533	68,665	—	—	—	—	70,198
2045 & 2055 LaFayette Street	5.93%	788	1,125	1,195	60,243	—	—	63,351
34551 Ardenwood Boulevard	5.95%	603	862	50,477	—	—	—	51,942
1100 Space Park Drive	5.89%	610	871	50,423	—	—	—	51,904
150 South First Street	6.30%	580	832	878	47,606	—	—	49,896
600 West Seventh Street	5.80%	1,302	1,825	46,000	—	—	—	49,127
2334 Lundy Place	5.96%	438	627	36,713	—	—	—	37,778
Cressex 1	5.68%	28,636	—	—	—	—	—	28,636
636 Pierce Street (4)	5.27%	—	—	—	—	—	—	—
Manchester Technopark	5.68%	8,712	—	—	—	—	—	8,712
8025 North Interstate 35	4.09%	194	268	5,789	—	—	—	6,251
731 East Trade Street	8.22%	265	416	504	546	593	1,777	4,101

Total Mortgage Loans	5.84%	$175,818	75,491	$191,979	$108,395	$593	$1,777	$554,053

Total unhedged variable rate debt		—	—	—	—	$1,255,790	—	$1,255,790

Total fixed rate / hedged variable rate debt		442,218	517,491	216,979	158,395	562,194	1,868,257	3,765,534

Total Debt	3.89%	$442,218	$517,491	$216,979	$158,395	$1,817,984	$1,868,257	$5,021,324

Weighted Avg. Interest Rate		5.56%	4.68%	6.27%	5.98%	1.83%	4.81%	3.89%

Summary

Weighted Average Term to Initial Maturity				4.6 Years

Weighted Average Maturity (assuming exercise of extension options)				5.0 Years

(1)	Assumes all extensions will be exercised.
(2)	On April 18, 2014, we redeemed approximately $5.2 million of the debentures pursuant to our redemption option. In connection with the redemption approximately $261.2 million of the debentures were tendered for exchange into approximately 6.7 million shares of common stock.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(4)	On March 5, 2014, we contributed this property to our joint venture with an investment fund managed by Prudential Real Estate Investors which was formed in September 2013. Also on March 5, 2014, the joint venture assumed the debt and repaid in full the outstanding balance of $26.1 million on the mortgage loan.

Note: Total excludes $689 of loan premiums, net and ($4,617), ($5,582), ($318), ($673), and ($3,442) of debt discount on 4.25% unsecured senior notes due 2025, 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

Debt Analysis & Covenant Compliance	Financial Supplement
Unaudited	First Quarter 2014

	As of March 31, 2014
	4.50% Notes due 2015 5.875% Notes due 2020 5.25% Notes due 2021		3.625% Notes due 2022 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual
Debt Covenant Ratios (1)

Total outstanding debt / total assets (2)	Less than 60%	43%	40%	Less than 60% (3)	37%

Secured debt / total assets (4)	Less than 40%	5%	4%	Less than 40%	5%

Total unencumbered assets / unsecured debt	Greater than 150%	240%	258%	N/A	N/A

Consolidated EBITDA / interest expense (5)	Greater than 1.5x	4.2x	4.2x	N/A	N/A

Fixed charge coverage		N/A	N/A	Greater than 1.5x	3.3x

Unsecured debt / total unencumbered asset value (6)		N/A	N/A	Less than 60%	42%

Unencumbered assets debt service coverage ratio		N/A	N/A	Greater than 1.5x	4.9x

(1)	For a definition of the terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Notes due 2025; and the Global Senior Credit Agreement dated as of August 15, 2013, as amended by Amendment No. 1 dated December 11, 2013, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022 and 4.250% Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.00% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

Same-Store Operating Trend Summary	Financial Supplement
Unaudited and in thousands	First Quarter 2014

Same-Store Portfolio (1)

	Three Months Ended
	31-Mar-14	31-Mar-13	% Change	31-Dec-13	% Change
Rental	$301,505	$274,052	10.0%	$293,684	2.7%
Tenant reimbursements - Utilities	59,183	51,284	15.4%	55,319	7.0%
Tenant reimbursements - Other	23,940	23,438	2.1%	26,793	(10.6%)

Total Revenue	$384,628	$348,774	10.3%	$375,796	2.4%

Utilities	$62,060	$53,957	15.0%	$58,718	5.7%
Rental property operating	30,718	27,482	11.8%	28,532	7.7%
Repairs & maintenance	25,039	23,561	6.3%	26,992	(7.2%)
Property taxes	21,603	20,046	7.8%	23,429	(7.8%)
Insurance	2,403	2,039	17.9%	2,127	13.0%

Total Expenses	$141,823	$127,085	11.6%	$139,798	1.4%

Net Operating Income (2)	$242,805	$221,689	9.5%	$235,998	2.9%

Same-store straight-line rent	20,989	$20,633	1.7%	$21,659	(3.1%)
Above and below market rent	2,651	3,079	(13.9%)	2,768	(4.2%)

Cash Net Operating Income (3)	$219,165	$197,977	10.7%	$211,571	3.6%

Same-store occupancy at period end (4)	91.4%	93.4%	(2.1%)	92.0%	(0.6%)

Stabilized (“Same-Capital”) Portfolio (5)

	Three Months Ended
	31-Mar-14	31-Mar-13	% Change	31-Dec-13	% Change
Rental	$198,531	$196,440	1.1%	$199,310	(0.4%)
Tenant reimbursements - Utilities	39,497	36,827	7.3%	37,670	4.9%
Tenant reimbursements - Other	17,546	18,793	(6.6%)	18,805	(6.7%)

Total Revenue	$255,574	$252,060	1.4%	$255,785	(0.1%)

Utilities	$41,090	$37,966	8.2%	$39,391	4.3%
Rental property operating	19,490	19,141	1.8%	19,133	1.9%
Repairs & maintenance	14,453	15,977	(9.5%)	16,807	(14.0%)
Property taxes	14,324	14,850	(3.5%)	15,611	(8.2%)
Insurance	1,832	1,519	20.6%	1,626	12.7%

Total Expenses	$91,189	$89,453	1.9%	$92,568	(1.5%)

Net Operating Income (2)	$164,385	$162,607	1.1%	$163,217	0.7%

Stabilized straight-line rent	7,558	$9,985	(24.3%)	$8,905	(15.1%)
Above and below market rent	3,593	3,905	(8.0%)	3,690	(2.6%)

Cash Net Operating Income (3)	$153,234	$148,717	3.0%	$150,622	1.7%

Stabilized portfolio occupancy at period end (4)	93.5%	94.2%	(0.8%)	94.1%	(0.6%)

(1)	Same-store properties were acquired on or before December 31, 2012.
(2)	For a definition and discussion of net operating income, see page 43.
(3)	For a definition and discussion of cash net operating income, see page 43.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(5)	Represents properties owned as of December 31, 2012 with less than 5% of total rentable square feet under development. Also excludes properties that were undergoing, or were expected to undergo, development activities in 2013-2014.

Note: Unconsolidated joint ventures excluded from same-store / stabilized portfolio in all periods.

Summary of Leasing Activity	Financial Supplement
Leases Signed in the Quarter Ended March 31, 2014	First Quarter 2014

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM
Leasing Activity - New (1)(6)
Number of leases (2)	12	61	2	8	46	165	—	3	12	57	72	294
Rentable Square Feet Leased (3)	147,410	777,923	160,632	233,995	24,187	94,318	—	38,642	36,377	138,753	368,606	1,283,631
Initial stabilized cash rent per square foot	$193	$145	$62	$51	$158	$174	—	$166	$17	$22	$116	$118
GAAP rent per square foot (4)	$202	$156	$75	$60	$171	$182	—	$159	$18	$25	$126	$126
Leasing cost per square foot	$35	$49	$0	$2	$38	$49	—	$64	$4	$20	$17	$38
Weighted Average Lease Term (years)	5.1	7.6	15.0	13.7	4.4	4.6	—	6.6	5.4	7.1	9.4	8.4

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM
Leasing Activity - Renewals (1)
Number of leases (2)	4	24	7	30	19	73	N/A	N/A	6	36	36	163
Rentable square feet renewed (3)	22,235	349,249	142,459	765,064	18,644	49,769	N/A	N/A	5,600	143,412	188,938	1,307,494
Expiring cash rent per square foot	$107	$128	$57	$45	$201	$193	N/A	N/A	$29	$27	$77	$71
Renewed cash rent per square foot	$111	$125	$58	$48	$196	$194	N/A	N/A	$31	$28	$77	$72
Cash Rental Rate Change	3.3%	(1.8%)	0.6%	7.1%	(2.6%)	0.6%	N/A	N/A	5.8%	3.3%	0.2%	2.0%

Expiring GAAP rent per square foot (4)	$100	$117	$53	$39	$200	$186	N/A	N/A	$28	$25	$72	$64
Renewed GAAP rent per square foot (4)	$115	$127	$64	$54	$198	$200	N/A	N/A	$32	$29	$82	$76
GAAP Rental Rate Change	14.3%	8.9%	20.5%	37.3%	(1.2%)	7.4%	N/A	N/A	14.9%	14.4%	13.5%	19.2%

Leasing cost per square foot	$4	$7	$10	$4	$3	$14	N/A	N/A	$3	$4	$9	$5
Weighted Average Lease Term (years)	1.4	5.0	6.8	15.0	2.3	3.6	N/A	N/A	4.8	8.2	5.6	11.1

Retention Ratio (5)	77%	85%	51%	84%	80%	68%	N/A	N/A	46%	60%	55%	80%

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease may include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight-line rents in accordance with GAAP rent.
(5)	Based on square feet.
(6)	Includes leases for new and re-leased space. $12 million of the Q1 signings is associated with re-leasing.

Note: LTM is last twelve months, including current quarter.

Summary of Leasing Activity	Financial Supplement
Leases Commenced in the Quarter Ended March 31, 2014	First Quarter 2014

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM
Leasing Activity - New (1)
Number of leases (2)	16	53	2	6	52	148	3	11	15	53	88	271
Rentable Square Feet Leased (3)	188,106	567,198	11,632	73,995	30,484	78,306	40,082	251,295	81,319	134,728	351,623	1,105,522
Initial stabilized cash rent per square foot	$136	$145	$26	$24	$175	$181	$137	$99	$28	$26	$111	$114
GAAP rent per square foot (4)	$140	$155	$27	$26	$197	$188	$149	$100	$28	$27	$116	$121
Leasing cost per square foot	$45	$50	$8	$7	$50	$49	$53	$26	$8	$10	$36	$37
Weighted Average Lease Term (years)	7.3	8.3	5.3	10.9	4.3	4.3	8.4	8.5	7.9	7.3	7.2	8.1

	Turn-Key Flex®		Powered Base Building®		Colocation		Custom Solutions		Non-Tech		Total
	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM	1Q14	LTM
Leasing Activity - Renewals (1)
Number of leases (2)	3	24	6	29	21	67	N/A	N/A	5	32	35	152
Rentable square feet renewed (3)	18,510	374,331	98,484	721,089	19,089	48,753	N/A	N/A	9,082	87,245	145,165	1,231,418
Expiring cash rent per square foot	$96	$134	$52	$43	$203	$179	N/A	N/A	$26	$27	$76	$75
Renewed cash rent per square foot	$99	$132	$53	$47	$188	$177	N/A	N/A	$27	$28	$75	$77
Cash Rental Rate Change	3.1%	(1.3%)	2.7%	8.1%	(7.1%)	(1.2%)	N/A	N/A	3.8%	4.4%	(0.7%)	2.1%

Expiring GAAP rent per square foot (4)	$90	$124	$49	$38	$201	$175	N/A	N/A	$25	$25	$73	$69
Renewed GAAP rent per square foot (4)	$99	$134	$59	$53	$190	$178	N/A	N/A	$28	$29	$79	$81
GAAP Rental Rate Change	10.0%	8.3%	20.0%	38.8%	(5.5%)	1.7%	N/A	N/A	9.2%	16.8%	8.9%	17.8%

Leasing cost per square feet	$1	$7	$15	$4	$8	$2	N/A	N/A	$2	$6	$11	$5
Weighted Average Lease Term (years)	1.2	4.7	9.2	15.8	2.3	2.4	N/A	N/A	4.1	6.7	6.9	11.3

(1)	Excludes short term, roof and garage leases.
(2)	The number of leases represents the leased-unit count; a lease may include multiple units.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(4)	Rental rates represent annual estimated cash rent per rentable square foot, adjusted for straight-line rents in accordance with GAAP rent.

Note: LTM is last twelve months, including current quarter.

Lease Expirations and Lease Distribution Dollars in thousands, except per square foot	Financial Supplement First Quarter 2014

Lease Expirations

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	% of Net Rentable Square Feet	Annualized Rent (3)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,705,546	8.4%		0.0%
Month to Month (4)	84	46,488	0.2%	$2,977	0.3%	$64	$64	$2,977
2014	236	735,607	3.6%	75,131	6.5%	102	103	75,849
2015	325	1,856,685	9.1%	95,156	8.3%	51	53	97,489
2016	307	1,622,958	8.0%	97,057	8.5%	60	62	101,421
2017	246	1,598,191	7.9%	79,259	6.9%	50	55	87,270
2018	223	1,506,038	7.4%	106,998	9.3%	71	81	121,460
2019	191	1,914,740	9.4%	126,366	11.0%	66	77	146,937
2020	157	1,255,722	6.2%	104,063	9.1%	83	98	123,495
2021	86	1,317,495	6.5%	78,399	6.8%	60	73	96,012
2022	110	1,447,943	7.1%	70,373	6.1%	49	58	84,675
2023	103	863,452	4.3%	56,370	4.9%	65	89	77,124
Thereafter	299	4,431,300	21.9%	256,029	22.3%	58	82	361,306

Total / Wtd. Avg.	2,367	20,302,166	100.0%	$1,148,178	100.0%	$62	$74	$1,376,014

Lease Distribution

Square Feet Under Lease	Number of Leases (1)	Total Net Rentable Square Feet (2)	% of Net Rentable Square Feet	Annualized Rent (3)	% of Annualized Rent

Available		1,705,546	8.4%	—	0.0%
2,500 or less	1,544	709,214	3.5%	$66,660	5.8%
2,501 - 10,000	365	2,189,513	10.8%	211,304	18.4%
10,001 - 20,000	236	3,450,156	17.0%	319,909	27.9%
20,001 - 40,000	113	3,306,711	16.3%	239,927	20.9%
40,001 - 100,000	76	4,665,259	23.0%	196,089	17.1%
Greater than 100,000	33	4,275,766	21.0%	114,289	9.9%

Total / Wtd. Avg.	2,367	20,302,166	100.0%	$1,148,178	100.0%

(1)	Number of leases represents the leased-unit count; a lease may include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2014 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Lease Expirations - By Product Type Dollars in thousands, except per square foot	Financial Supplement First Quarter 2014

Turn-Key Flex®

Year	Square Footage of Expiring Leases (1)	Annualized Rent (2)	% of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available	543,777	—	0.0%
Month to Month (3)	5,770	$1,404	0.1%	$243	$243	$1,404
2014	249,792	45,114	3.9%	181	181	45,296
2015	277,629	33,206	2.9%	120	121	33,705
2016	362,905	53,481	4.7%	147	153	55,585
2017	382,264	54,429	4.7%	142	161	61,459
2018	584,561	75,475	6.6%	129	148	86,521
2019	498,179	78,181	6.8%	157	186	92,653
2020	561,619	80,158	7.0%	143	171	95,834
2021	361,923	59,079	5.0%	163	203	73,414
2022	272,060	40,258	3.5%	148	179	48,685
2023	346,051	44,999	3.9%	130	185	64,001
Thereafter	1,178,974	134,356	11.7%	114	165	195,076

Total / Wtd. Avg.	5,625,504	$700,140	60.8%	$138	$168	$853,633

Powered Base Building®
Available	203,551	—	0.0%
Month to Month (3)	40,546	$1,033	0.1%	$25	$25	$1,033
2014	252,107	14,858	1.3%	59	60	15,145
2015	1,204,046	41,548	3.6%	35	35	42,431
2016	966,077	29,497	2.6%	31	32	30,747
2017	514,722	5,300	0.5%	10	11	5,523
2018	648,395	21,312	1.9%	33	35	22,847
2019	1,072,999	38,861	3.4%	36	41	43,777
2020	409,562	14,904	1.3%	36	43	17,815
2021	511,435	13,206	1.2%	26	30	15,562
2022	887,353	24,856	2.2%	28	34	29,868
2023	420,923	9,087	0.8%	22	25	10,506
Thereafter	2,524,860	110,304	9.6%	44	60	151,867

Total / Wtd. Avg.	9,656,576	$324,766	28.5%	$34	$41	$387,121

Colocation
Available	191,488	—	0.0%
Month to Month (3)	1,016	$314	0.0%	$309	$309	$314
2014	51,553	11,119	1.0%	216	220	11,367
2015	69,586	14,723	1.3%	212	224	15,581
2016	41,887	8,489	0.7%	203	221	9,240
2017	28,139	4,568	0.4%	162	178	5,014
2018	18,626	3,473	0.3%	186	254	4,734
2019	27,737	3,775	0.3%	136	160	4,445
2020	9,854	1,390	0.1%	141	206	2,031
2021	3,839	395	0.0%	103	121	466
2022	—	—	0.0%	—	—	—
2023	—	—	0.0%	—	—	—
Thereafter	17,493	1,525	0.1%	87	164	2,868

Total / Wtd. Avg.	461,218	$49,771	4.2%	$185	$208	$56,060

Non-Technical
Available	766,730	—	0.0%
Month to Month (3)	8,326	$226	0.0%	$27	$27	$226
2014	172,985	4,040	0.4%	23	23	4,041
2015	305,424	5,678	0.5%	19	19	5,772
2016	252,089	5,590	0.5%	22	23	5,849
2017	673,066	14,962	1.3%	22	23	15,274
2018	254,456	6,739	0.6%	26	29	7,359
2019	315,825	5,549	0.5%	18	19	6,062
2020	274,687	7,611	0.7%	28	28	7,815
2021	440,298	5,719	0.5%	13	15	6,570
2022	288,530	5,259	0.5%	18	21	6,123
2023	96,478	2,285	0.2%	24	27	2,616
Thereafter	709,974	9,843	0.8%	14	16	11,493

Total / Wtd. Avg.	4,558,868	$73,501	6.5%	$19	$21	$79,200

(1)	For some properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2014 multiplied by 12.
(3)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Top 20 Tenants by Annualized Rent Dollar amounts in thousands	Financial Supplement First Quarter 2014

	Tenant		Number of Locations	Total Occupied Square Feet (1)	% of Net Rentable Square Feet	Annualized Rent (2)	% of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	CenturyLink, Inc.	(3)	38	2,373,118	11.7%	$88,208	7.7%	80
2	IBM	(4)	14	524,342	2.6%	67,982	5.9%	92
3	TelX Group, Inc.		12	341,202	1.7%	47,839	4.2%	168
4	Equinix Operating Company, Inc.		10	736,932	3.6%	36,181	3.2%	152
5	Morgan Stanley		5	198,670	1.0%	30,548	2.7%	37
6	Facebook, Inc.		3	206,283	1.0%	27,943	2.4%	61
7	AT & T		18	614,647	3.0%	26,021	2.3%	62
8	Deutsche Bank AG		3	113,461	0.6%	23,651	2.1%	52
9	Verizon Communications, Inc.		32	320,703	1.6%	20,491	1.8%	67
10	SunGard Availability Services LP		9	386,233	1.9%	20,454	1.8%	80
11	JPMorgan Chase & Co.		6	198,012	1.0%	20,417	1.8%	78
12	NTT Communications Company		7	319,189	1.6%	19,957	1.7%	65
13	Level 3 Communications, LLC		43	375,942	1.9%	16,650	1.5%	80
14	TATA Communications (UK)		6	131,065	0.6%	14,532	1.3%	50
15	Nomura International PLC		2	63,137	0.3%	13,334	1.2%	70
16	LinkedIn Corporation		2	161,620	0.8%	12,494	1.1%	124
17	Pfizer, Inc.		1	97,069	0.5%	11,886	1.0%	45
18	Amazon		8	281,118	1.4%	11,144	1.0%	70
19	Yahoo! Inc.		2	110,847	0.5%	10,988	1.0%	43
20	BT Americas, Inc.		3	67,685	0.3%	10,368	0.9%	39

	Total / Weighted Average			7,621,275	37.6%	$531,090	46.6%	85

(1)	Occupied square footage is calculated based on leases that commenced on or before March 31, 2014. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2014 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International, Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly-owned subsidiaries of CenturyLink.
(4)	Represents leases with IBM and leases with SoftLayer. IBM acquired SoftLayer in July 2013.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on ownership percentage.

Portfolio Summary As of March 31, 2014	Financial Supplement First Quarter 2014

	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Number of Properties (1)
Domestic (2)	90	91	90	98	97
International	28	28	28	28	27
Unconsolidated joint ventures (1)	13	12	12	3	3

Total	131	131	130	129	127

Number of Buildings
Domestic	141	141	142	152	144
International	32	32	32	32	31
Unconsolidated joint ventures	15	14	14	3	3

Total	188	187	188	187	178

Number of Markets
Domestic	20	20	20	20	20
International	11	11	11	10	10
Unconsolidated joint ventures	2	2	2	2	2

Total	33	33	33	32	32

Net Rentable Square Feet (3)
Domestic	17,177,396	17,056,741	16,705,106	17,685,861	17,371,366
International	2,868,163	2,830,968	2,816,450	2,814,782	2,787,474
Unconsolidated joint ventures	1,665,868	1,511,842	1,511,842	447,399	447,669

Total	21,711,427	21,399,551	21,033,398	20,948,042	20,606,509

Active Development Square Feet (4)
Domestic	1,067,030	1,442,177	1,220,888	1,082,630	1,284,911
International	268,328	317,504	312,014	199,982	104,884

Total	1,335,358	1,759,681	1,532,902	1,282,612	1,389,795

Space Held for Development (5)
Domestic	1,094,152	1,015,574	1,791,277	1,827,410	1,638,353
International	328,092	316,111	335,748	449,448	449,448

Total	1,422,244	1,331,685	2,127,025	2,276,858	2,087,801

Portfolio occupancy (6)	92.1%	92.6%	93.0%	93.1%	94.0%
Digital Realty’s share occupancy (6)	91.6%	92.2%	92.7%	93.1%	94.0%
Same-store portfolio occupancy (6)	91.4%	92.0%	92.4%	92.5%	93.4%
Stabilized “same-capital” pool occupancy (6)	93.5%	94.1%	94.3%	94.0%	94.2%

(1)	Includes 11 properties held in our managed portfolio of unconsolidated joint ventures consisting of 4650 Old Ironsides Drive, Santa Clara, CA, 2950 Zanker Road, San Jose, CA, 4700 Old Ironsides Drive, Santa Clara, CA, 444 Toyama Drive, Sunnyvale, CA, 43790 Devin Shafron Drive - E, Ashburn, VA, 21551 Beaumeade Circle, Ashburn, VA, 7505 Mason King Court, Manassas, VA, 14901 FAA Boulevard, Fort Worth, TX, 900 Dorothy Drive, Richardson, TX, 33 Chun Choi Street, Hong Kong and 636 Pierce Street, Somerset, NJ; and two unconsolidated non-managed joint ventures: 2001 Sixth Avenue, Seattle, WA and 2020 Fifth Avenue, Seattle, WA.
(2)	43790 Devin Shafron Drive - E and 21551 Beaumeade Circle are included in the property count because they were separately contributed to our managed unconsolidated joint venture in September 2013. Not included in quarters ended March 31, 2013 and June 30, 2013.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common areas.
(4)	Space under active development includes current Base Building and Data Centers projects in progress. See page 30.
(5)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(6)	Represents consolidated portfolio. Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common areas.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Portfolio Overview by Product Type Dollars in thousands	Financial Supplement First Quarter 2014

Property	Annualized Rent (1)	% of Annualized Rent	% of Property Type Total
Corporate Data Center
Turn-Key Flex®	$581,730	50.7%	67.3%
Powered Base Building®	210,745	18.4%	24.4%
Colocation	20,484	1.8%	2.4%
Non-technical	51,113	4.3%	5.9%

Data Center Total	$864,071	75.2%	100.0%

Internet Gateway Data Center
Turn-Key Flex®	$118,410	10.3%	43.4%
Powered Base Building®	114,020	9.9%	41.8%
Colocation	29,288	2.6%	10.7%
Non-technical	11,243	1.0%	4.1%

Internet Gateway Data Center Total	$272,960	23.8%	100.0%

Non-Data Center
Non-technical	$11,147	1.0%	100.0%

Non-Data Center Total	$11,147	1.0%	100.0%

Total	$1,148,178	100.0%

(1)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2014, multiplied by 12.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Turn-Key Flex® & Colocation Product Overview by Market (1)	Financial Supplement First Quarter 2014

Market	IT Load mW Capacity (2)	Net Rentable Square Feet (3)	Occupancy % (4)	Leased SF

Northern Virginia	53.5	765,655	96.9%	741,880
Phoenix	45.2	695,945	79.4%	552,570
Dallas	39.9	619,339	85.4%	528,606
Silicon Valley	32.7	372,961	89.1%	332,210
New York	29.9	533,973	93.2%	497,778
Chicago	25.3	390,633	94.6%	369,565
San Francisco	22.5	381,153	83.4%	317,893
Boston	21.1	393,750	91.0%	358,188
Los Angeles	13.3	238,220	91.9%	219,019
Houston	11.6	155,981	81.9%	127,759
Other Markets	19.6	299,526	60.6%	181,636

Total North America	314.6	4,847,136	87.2%	4,227,104

London, United Kingdom	58.6	740,704	96.9%	717,496
Other Markets	11.8	183,437	92.7%	170,053

Total Europe	70.4	924,141	96.0%	887,549

Singapore	12.1	175,217	86.5%	151,538
Other Markets	11.5	140,228	60.8%	85,266

Total Asia/Pacific	23.6	315,445	75.1%	236,804

Total	408.6	6,086,722	87.9%	5,351,457

(1)	Excludes any power associated with Powered Base Building® and Non-Technical product types.
(2)	IT Load mW Capacity represents UPS-backed utility power dedicated to Digital Realty’s operated data center space.
(3)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Note: Represents consolidated portfolio in addition to our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Occupancy Analysis Dollars in thousands	Financial Supplement First Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 3/31/14	As of 12/31/13

North America

Northern Virginia
43940 Digital Loudoun Plaza (Bldg G)	Data Center	216,140	176,571	—	21,703	96.9%	100.0%
43881 Devin Shafron Drive (Bldg B)	Data Center	180,000	—	—	19,310	99.0%	99.0%
43915 Devin Shafron Drive (Bldg A)	Data Center	130,789	—	1,491	16,388	100.0%	100.0%
43791 Devin Shafron Drive (Bldg D)	Data Center	134,741	—	259	13,291	100.0%	100.0%
43830 Devin Shafron Drive (Bldg F)	Data Center	101,300	—	11,950	11,597	95.6%	95.6%
4050 Lafayette Center Drive	Data Center	42,374	—	—	6,855	99.0%	99.0%
4030 Lafayette Center Drive	Data Center	72,696	—	—	5,935	100.0%	100.0%
45901 & 45845 Nokes Boulevard	Data Center	167,160	—	—	4,826	100.0%	100.0%
44470 Chilum Place	Data Center	95,440	—	—	4,529	100.0%	100.0%
21110 Ridgetop Circle	Data Center	135,513	—	—	3,095	100.0%	100.0%
21561 & 21571 Beaumeade Circle	Data Center	164,453	—	—	3,019	100.0%	100.0%
1506 Moran Road	Data Center	78,295	—	—	2,370	100.0%	100.0%
1807 Michael Faraday Court	Data Center	19,237	—	—	1,923	100.0%	100.0%
251 Exchange Place	Data Center	70,982	—	—	1,740	100.0%	100.0%
43831 Devin Shafron Drive (Bldg C)	Data Center	117,071	—	—	1,573	100.0%	100.0%
8100 Boone Boulevard	Data Center	17,015	—	—	573	23.8%	15.4%
4040 Lafayette Center Drive	Data Center	—	30,333	—	—	N/A	N/A
44060 Digital Loudoun Plaza (Bldg K)	Data Center	—	281,431	—	—	N/A	N/A

Total		1,743,206	488,335	13,700	$118,727	98.5%	98.7%

Dallas
2323 Bryan Street	Internet Gateway	453,539	—	23,568	15,767	74.3%	74.3%
2501 S. State Hwy. 121	Data Center	829,372	—	—	13,412	98.5%	98.5%
2440 Marsh Lane	Data Center	135,250	—	—	13,238	94.7%	94.7%
1232 Alma Road	Data Center	105,726	—	—	12,741	95.3%	95.3%
4849 Alpha Road	Data Center	125,538	—	—	11,418	100.0%	100.0%
4025 Midway Road	Data Center	100,590	—	—	10,475	98.4%	98.4%
11830 Webb Chapel Road	Data Center	365,647	—	—	8,041	98.0%	98.0%
400 S. Akard	Internet Gateway	269,563	—	—	8,002	94.7%	94.4%
900 Quality Way	Data Center	42,318	—	72,604	6,466	96.2%	96.2%
950 East Collins	Data Center	69,727	51,559	—	3,139	100.0%	N/A
1215 Integrity Drive (6)	Data Center	61,750	56,126	—	2,658	95.7%	94.6%
904 Quality Way	Data Center	46,750	—	—	978	100.0%	100.0%
17201 Waterview Parkway	Data Center	61,750	—	—	704	100.0%	100.0%
850 East Collins	Data Center	80,349	33,839	—	343	3.5%	3.5%
905 Security Row (7)	Data Center	—	—	—	—	N/A	N/A
1210 Integrity Drive (7)	Data Center	—	—	—	—	N/A	N/A
1301 International Parkway	Data Center	—	—	20,500	—	N/A	N/A

Total		2,747,869	141,524	116,672	$107,382	91.1%	90.8%

New York
365 South Randolphville Road	Data Center	245,039	86,656	19,753	26,432	93.8%	92.2%
111 Eighth Avenue (8)	Internet Gateway	116,843	—	—	21,514	100.0%	100.0%
3 Corporate Place	Data Center	276,931	—	—	19,589	100.0%	100.0%
300 Boulevard East	Data Center	346,819	—	22,962	16,896	93.6%	93.6%
60 & 80 Merritt Boulevard	Data Center	209,807	—	17,959	15,593	92.4%	92.2%
410 Commerce Boulevard (9)	Data Center	27,943	—	—	4,847	100.0%	100.0%
650 Randolph Road	Data Center	—	—	127,790	—	N/A	N/A
701 Union Boulevard	Data Center	—	—	—	—	N/A	N/A
3 Corporate Place Annex	Data Center	—	100,515	—	—	N/A	N/A

Total		1,223,382	187,171	188,464	$104,871	95.6%	95.7%

Occupancy Analysis	Financial Supplement
Dollars in thousands	First Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 3/31/14	As of 12/31/13

Silicon Valley
3011 Lafayette Street	Data Center	90,780	—	—	10,869	100.0%	100.0%
1350 Duane & 3080 Raymond	Data Center	185,000	—	—	10,587	100.0%	100.0%
1500 Space Park Drive	Data Center	51,615	—	—	9,605	100.0%	100.0%
1525 Comstock Street	Data Center	42,385	—	—	8,908	100.0%	100.0%
3105 and 3205 Alfred Street	Data Center	49,858	—	—	8,622	87.9%	87.9%
1100 Space Park Drive	Internet Gateway	165,297	—	—	7,861	92.7%	92.7%
2045 & 2055 LaFayette Street	Data Center	300,000	—	—	7,380	100.0%	100.0%
1725 Comstock Street	Data Center	39,643	—	—	7,077	100.0%	100.0%
150 South First Street	Data Center	179,761	—	—	6,676	97.2%	97.2%
1201 Comstock Street	Data Center	24,000	—	—	4,877	100.0%	100.0%
2334 Lundy Place	Data Center	130,752	—	—	4,661	100.0%	100.0%
2401 Walsh Street	Data Center	167,932	—	—	3,950	100.0%	100.0%
2805 Lafayette Street(10)	Data Center	53,240	—	84,180	2,968	57.5%	25.2%
2403 Walsh Street	Data Center	103,940	—	—	2,445	100.0%	100.0%

Total		1,584,203	—	84,180	$96,486	97.1%	96.0%

Chicago
350 E Cermak Road	Internet Gateway	1,133,739	—	—	70,864	98.9%	98.9%
600-780 S. Federal	Internet Gateway	131,930	—	29,617	7,508	86.7%	86.5%
9333, 9355, 9377 Grand Avenue	Data Center	108,838	250,000	176,886	6,276	92.2%	81.5%

Total		1,374,507	250,000	206,503	$84,648	97.2%	96.3%

San Francisco
200 Paul Avenue	Internet Gateway	494,120	—	18,522	28,450	92.1%	95.0%
365 Main Street	Internet Gateway	226,981	—	—	26,473	73.6%	74.5%
720 2nd Street	Data Center	121,220	—	—	16,513	90.6%	90.6%
360 Spear Street	Data Center	154,950	—	—	8,178	100.0%	100.0%

Total		997,271	—	18,522	$79,614	88.9%	90.5%

Phoenix
2121 South Price Road	Data Center	508,173	—	—	44,222	74.6%	71.8%
120 E. Van Buren	Internet Gateway	287,514	—	—	21,361	87.8%	88.0%
2055 East Technology Circle	Data Center	76,350	—	—	8,718	100.0%	100.0%
1900 S. Price Road	Data Center	118,348	—	108,926	1,450	100.0%	100.0%

Total		990,385	—	108,926	$75,751	83.4%	82.4%

Boston
128 First Avenue	Data Center	274,750	—	—	23,731	97.0%	97.5%
55 Middlesex Turnpike	Data Center	101,067	—	—	12,063	96.8%	96.8%
100 Quannapowitt Parkway	Data Center	307,503	—	79,453	8,320	87.6%	86.9%
115 Second Avenue	Data Center	66,730	—	—	3,869	100.0%	100.0%
105 Cabot Street	Data Center	34,526	—	71,205	1,918	45.8%	41.5%
600 Winter Street	Data Center	30,400	—	—	775	100.0%	100.0%

Total		814,976	—	150,658	$50,676	91.6%	91.4%

Los Angeles
600 West Seventh Street	Internet Gateway	489,722	—	—	23,922	98.1%	97.8%
2260 East El Segundo Boulevard	Data Center	132,240	—	—	11,020	85.5%	90.2%
200 North Nash Street	Data Center	113,606	—	—	2,672	100.0%	100.0%
3015 Winona Avenue	Data Center	82,911	—	—	1,740	100.0%	100.0%
3300 East Birch Street	Data Center	68,807	—	—	1,641	100.0%	100.0%

Total		887,286	—	—	$40,995	96.8%	97.3%

Houston
Digital Houston	Data Center	404,235	—	22,722	16,712	90.9%	90.8%

Total		404,235	—	22,722	$16,712	90.9%	90.8%

Atlanta
375 Riverside Parkway	Data Center	250,191	—	—	8,454	100.0%	100.0%
760 Doug Davis Drive	Data Center	334,306	—	—	6,566	100.0%	100.0%
101 Aquila Way	Data Center	313,581	—	—	1,437	100.0%	100.0%

Total		898,078	—	—	$16,457	100.0%	100.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	First Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 3/31/14	As of 12/31/13

Philadelphia
833 Chestnut Street	Data Center	594,747	—	60,011	13,555	91.7%	91.7%

Total		594,747	—	60,011	$13,555	91.7%	91.7%

Denver
11900 East Cornell Avenue	Data Center	285,840	—	—	6,449	94.3%	94.3%
8534 Concord Center Drive	Data Center	85,660	—	—	3,784	100.0%	100.0%

Total		371,500	—	—	$10,233	95.6%	95.6%

St. Louis
210 N Tucker Boulevard	Data Center	259,638	—	77,778	5,212	60.7%	73.2%
900 Walnut Street	Internet Gateway	105,776	—	6,490	4,597	95.8%	95.8%

Total		365,414	—	84,268	$9,809	70.9%	80.9%

Portland
3825 NW Aloclek Place	Data Center	48,574	—	—	7,993	100.0%	100.0%

Total		48,574	—	—	$7,993	100.0%	100.0%

Austin
7500 Metro Center Drive	Data Center	58,833	—	16,129	3,822	40.7%	0.0%
7401 E. Ben White Blvd Buildings 7-9	Data Center	203,235	—	—	1,848	100.0%	100.0%
8025 North Interstate 35	Data Center	62,237	—	—	934	100.0%	100.0%
7620 Metro Center Drive	Data Center	45,000	—	—	335	69.6%	69.6%

Total		369,305	—	16,129	$6,939	86.8%	87.2%

Miami
36 NE 2nd Street	Internet Gateway	162,140	—	—	4,492	85.5%	100.0%
2300 NW 89th Place	Data Center	64,174	—	—	694	100.0%	100.0%

Total		226,314	—	—	$5,186	89.6%	100.0%

Minneapolis/St. Paul
1500 Towerview Road	Data Center	328,765	—	—	4,438	100.0%	100.0%
1125 Energy Park Drive	Data Center	78,164	—	—	407	22.2%	100.0%

Total		406,929	—	—	$4,845	85.1%	100.0%

Sacramento
11085 Sun Center Drive	Data Center	69,048	—	—	2,878	100.0%	100.0%
3065 Gold Camp Drive	Data Center	40,394	—	23,397	1,923	100.0%	100.0%

Total		109,442	—	23,397	$4,801	100.0%	100.0%

Charlotte
125 North Myers	Internet Gateway	25,402	—	—	1,436	100.0%	100.0%
731 East Trade Street	Internet Gateway	40,879	—	—	1,351	100.0%	100.0%
113 North Myers	Internet Gateway	29,218	—	—	966	100.0%	100.0%

Total		95,499	—	—	$3,753	100.0%	100.0%

Toronto, Canada
6800 Millcreek Drive	Data Center	83,758	—	—	2,084	100.0%	100.0%
371 Gough Road	Data Center	25,515	44,411	50,115	636	100.0%	100.0%

Total		109,273	44,411	50,115	$2,720	100.0%	100.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	First Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 3/31/14	As of 12/31/13

EUROPE

London, United Kingdom
Unit 21 Goldsworth Park Trading Estate	Data Center	386,281	—	93,719	58,375	96.7%	96.7%
Watford(11)	Data Center	133,000	—	—	21,045	97.3%	97.3%
3 St. Anne’s Boulevard	Data Center	96,147	—	—	17,300	84.9%	84.5%
Croydon(12)	Data Center	120,000	—	—	17,003	100.0%	100.0%
Mundells Roundabout	Data Center	113,464	—	—	8,751	100.0%	100.0%
Cressex 1	Data Center	50,847	—	—	8,089	100.0%	100.0%
6 Braham Street	Internet Gateway	63,233	—	—	5,345	100.0%	100.0%
Fountain Court	Data Center	42,059	20,000	69,712	4,318	67.3%	27.2%
2 St. Anne’s Boulevard	Data Center	30,612	—	—	4,055	100.0%	100.0%
1 St. Anne’s Boulevard	Data Center	20,219	—	—	310	100.0%	100.0%
Principal Park, Crawley	Data Center	—	106,400	—	—	N/A	N/A

Total		1,055,862	126,400	163,431	$144,591	95.8%	94.2%

Paris, France
114 Rue Ambroise Croizat	Internet Gateway	360,920	—	—	23,049	96.0%	95.6%
1 Rue Jean-Pierre	Data Center	104,666	—	—	4,940	100.0%	100.0%
127 Rue de Paris	Data Center	59,991	—	—	2,117	100.0%	100.0%
Liet-dit ie Christ de Saclay	Data Center	21,337	—	—	706	100.0%	100.0%

Total		546,914	—	—	$30,812	97.4%	97.2%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	Data Center	120,000	—	—	10,888	95.2%	95.2%
Clonshaugh Industrial Estate (Eircom)	Data Center	124,500	—	—	9,251	100.0%	100.0%
Clonshaugh Industrial Estate IE	Data Center	20,000	—	—	1,675	100.0%	100.0%
Profile Park	Data Center	—	47,092	—	—	N/A	N/A

Total		264,500	47,092	—	$21,814	97.8%	97.8%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Data Center	112,472	—	—	7,858	100.0%	100.0%
Cateringweg 5	Data Center	55,972	—	—	5,820	100.0%	100.0%
Naritaweg 52	Data Center	63,260	—	—	2,837	100.0%	100.0%
Gyroscoopweg 2E-2F	Data Center	55,585	—	—	1,344	100.0%	100.0%
Liverpoolweg 10 - The Netherlands	Data Center	16,813	—	—	855	100.0%	100.0%

Total		304,102	—	—	$18,714	100.0%	100.0%

Manchester, United Kingdom
Manchester Technopark	Data Center	38,016	—	—	2,000	100.0%	100.0%

Total		38,016	—	—	$2,000	100.0%	100.0%

Geneva, Switzerland
Chemin de l Epinglier 2	Data Center	59,190	—	—	1,850	100.0%	100.0%

Total		59,190	—	—	$1,850	100.0%	100.0%

ASIA PACIFIC

Singapore
29A International Business Park	Data Center	306,172	50,425	13,903	33,520	87.6%	86.9%

Total		306,172	50,425	13,903	$33,520	87.6%	86.9%

Melbourne
98 Radnor Drive	Data Center	52,988	—	—	7,349	100.0%	100.0%
Deer Park 2 (72 Radnor Drive)	Data Center	40,000	—	53,582	645	7.9%	N/A

Total		92,988	—	53,582	$7,994	60.4%	100.0%

Sydney
1-11 Templar Road(13)	Data Center	39,156	—	47,061	4,693	70.1%	69.8%
23 Waterloo Road	Data Center	51,990	—	—	1,282	100.0%	100.0%

Total		91,146	—	47,061	$5,975	87.1%	87.0%

Occupancy Analysis	Financial Supplement
Dollars in thousands	First Quarter 2014

Property	Property Type	Net Rentable Square Feet (1)	Space Under Active Development (2)	Space Held for Development (3)	Annualized Rent (4)	Occupancy (5)
						As of 3/31/14	As of 12/31/13

NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard	Technology Manufacturing	307,657	—	—	4,090	41.6%	41.6%
2010 East Centennial Circle	Technology Manufacturing	113,405	—	—	3,194	100.0%	100.0%
1 Savvis Parkway	Technology Office	156,000	—	—	3,042	100.0%	100.0%
8201 E. Riverside Drive Buildings 4-6	Technology Manufacturing	133,460	—	—	821	67.4%	67.4%
908 Quality Way	Technology Office	14,400	—	—	—	86.1%	86.1%
47700 Kato Road & 1055 Page Avenue	Technology Manufacturing	199,352	—	—	—	0.0%	0.0%

Total		924,274	—	—	$11,147	54.1%	54.1%

Consolidated Portfolio Total / Weighted Average		20,045,559	1,335,358	1,422,244	$1,140,570	91.5%	92.2%

MANAGED UNCONSOLIDATED JOINT VENTURES

Silicon Valley
4650 Old Ironsides Drive	Data Center	124,383	—	—	4,120	100.0%	100.0%
2950 Zanker Road	Data Center	69,700	—	—	3,151	100.0%	100.0%
4700 Old Ironsides Drive	Data Center	90,139	—	—	2,120	100.0%	100.0%
444 Toyama Drive	Data Center	42,083	—	—	1,942	100.0%	100.0%

Total		326,305	—	—	$11,333	100.0%	100.0%

Northern Virginia
43790 Devin Shafron Drive (Bldg E)	Data Center	152,138	—	—	3,228	100.0%	100.0%
21551 Beaumeade Circle	Data Center	152,504	—	—	2,150	100.0%	100.0%
7505 Mason King Court	Data Center	109,650	—	—	1,911	100.0%	100.0%

Total		414,292	—	—	$7,289	100.0%	100.0%

Dallas
14901 FAA Boulevard	Data Center	263,700	—	—	5,188	100.0%	100.0%
900 Dorothy Drive	Data Center	56,176	—	—	1,661	100.0%	100.0%

Total		319,876	—	—	$6,849	100.0%	100.0%

Hong Kong
33 Chun Choi Street	Data Center	45,690	—	—	3,747	69.9%	N/A

Total		45,690	—	—	$3,747	69.9%	N/A

New York
636 Pierce Street	Data Center	108,336	—	—	3,190	100.0%	100.0%

Total		108,336	—	—	$3,190	100.0%	100.0%

Unconsolidated Portfolio Total / Weighted Average		1,214,499	—	—	$32,408	98.9%	100.0%

Managed Portfolio Total / Weighted Average		21,260,058	1,335,358	1,422,244	$1,172,978	91.9%	92.6%

Digital Realty Share Total / Weighted Average (14)		20,302,166	1,335,358	1,422,244	$1,148,178	91.6%	92.2%

NON-MANAGED UNCONSOLIDATED JOINT VENTURES

Seattle
2001 Sixth Avenue	Data Center	400,369	—	—	32,601	97.0%	95.3%
2020 Fifth Avenue	Data Center	51,000	—	—	4,809	100.0%	100.0%

		451,369	—	—	$37,410	97.4%	95.8%

Non-Managed Portfolio Total / Weighted Average		451,369	—	—	$37,410	97.4%	95.8%

Portfolio Total / Weighted Average		21,711,427	1,335,358	1,422,244	$1,210,388	92.1%	92.6%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Space under active development includes current Base Building and Data Center projects in progress. See page 30.
(3)	Space held for development includes space held for future Data Center development, and excludes space under active development. See page 34.
(4)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2014 multiplied by 12.
(5)	Occupancy excludes space under active development and space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(6)	Building formerly referred to as 1215 Datacenter Park.
(7)	Building was razed during Q4 2013 and entered into the Land Inventory pursuant to our business plan. See page 34.
(8)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(9)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(10)	Building formerly referred to as 800 Central Expressway.
(11)	Building formerly referred to as The Chess Building.
(12)	Building formerly referred to as Unit B Prologis Park.
(13)	Building formerly referred to as 1-23 Templar Road.
(14)	Represents consolidated portfolio plus our managed portfolio of unconsolidated joint ventures based on our ownership percentage.

Development Lifecycle - Committed Active Development	Financial Supplement
Dollars in thousands	First Quarter 2014

	Base Building Construction					Data Center Construction
	# of Locations	Total Square Feet	A	B	A + B	# of Locations	Total Square Feet	kW	A	B	A + B	% Leased	Average Completion Period	Est. GAAP Yield. (4)	Est. Stabilized Cash Yield (4)
Market			Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)				Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)
Chicago	1	225,000	$56,101	$23,413	$79,514	1	25,000	1,800	$13,375	$7,285	$20,661	0.0%	2Q14
Dallas						3	141,524	9,375	36,840	68,957	105,797	100.0%	4Q15
New York	2	173,898	58,231	14,826	73,056	1	13,273	600	4,451	13,503	17,954	100.0%	1Q15
N. Virginia	2	377,296	28,093	35,736	63,829	2	111,039	8,400	49,252	54,217	103,469	100.0%	2Q15
Toronto						1	44,411	4,050	14,422	59,403	73,826	100.0%	3Q14

North America	5	776,194	$142,425	$73,975	$216,400	8	335,247	24,225	$118,340	$203,366	$321,706	92.5%		10.3%	9.8%
Dublin	1	27,430	$13,121	$6,003	$19,124	1	19,662	1,920	$9,680	$15,638	$25,318	0.0%	3Q14
London						2	126,400	11,920	41,414	137,053	178,467	92.4%	1Q17

Europe	1	27,430	$13,121	$6,003	$19,124	3	146,062	13,840	$51,094	$152,691	$203,785	80.0%		10.2%	9.2%
Singapore						1	50,425	6,000	$23,281	$49,764	$73,045	100.0%	4Q14

Asia Pacific						1	50,425	6,000	$23,281	$49,764	$73,045	100.0%		13.5%	13.2%

Total	6	803,624	$155,546	$79,978	$235,524	12	531,734	44,065	$192,715	$405,821	$598,536	89.8%		10.6%	10.1%

	Total Active Development
	# of Locations	Total Square Feet	A	B	A + B
Market			Current Investment (1)	Future Funding Req. (2)	Total Expected Investment (3)
Chicago	1	250,000	$69,477	$30,698	$100,175
Dallas	3	141,524	36,840	68,957	105,797
New York	2	187,171	62,681	28,329	91,011
N. Virginia	3	488,335	77,345	89,953	167,298
Toronto	1	44,411	14,422	59,403	73,826

North America	10	1,111,441	$260,765	$277,341	$538,106
Dublin	1	47,092	$22,801	$21,641	$44,442
London	2	126,400	41,414	137,053	178,467

Europe	3	173,492	$64,215	$158,694	$222,909
Singapore	1	50,425	$23,281	$49,764	$73,045

Asia Pacific	1	50,425	$23,281	$49,764	$73,045

Total	14	1,335,358	$348,261	$485,799	$834,060

(1)	Represents balances incurred through March 31, 2014.
(2)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.
(3)	For Base Building construction, represents the pro rata share of the acquisition and infrastructure costs related to the specific Base Building project. For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(4)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Development Lifecycle - In Service	Financial Supplement
First Quarter 2014

	Pre-Stabilized (1)
Market	# of Locations	Total Square Feet	kW	Total Expected Investment (2)	% Leased	Est. GAAP Yield. (3)	Est. Stabilized Cash Yield (3)
Austin	1	34,884	2,250	$33,875	0.0%
Boston	2	30,707	2,262	33,286	0.9%
Chicago	2	17,169	1,325	23,226	27.1%
Dallas	2	54,872	4,256	48,629	71.9%
Houston	1	30,992	2,337	29,686	0.0%
New York	3	36,168	2,402	35,571	0.7%
Northern Virginia	1	6,655	500	5,285	29.7%
Phoenix	1	85,767	6,738	79,869	3.8%
Silicon Valley	3	38,191	3,416	49,326	8.4%
St. Louis	1	60,454	2,686	45,843	0.0%

North America	17	395,859	28,172	$384,596	13.4%	10.7%	10.1%

London	2	23,208	1,800	$28,908	0.0%
Paris	1	12,353	930	13,172	0.0%

Europe	3	35,561	2,730	$42,080	0.0%	11.2%	10.5%

Melbourne	1	29,419	2,640	$38,279	0.0%
Singapore	1	22,822	1,713	20,678	0.0%
Sydney	1	11,323	834	12,321	0.0%

Asia Pacific	3	63,564	5,187	$71,278	0.0%	16.2%	15.2%

Total	23	494,894	36,089	$497,954	10.7%	11.5%	10.9%

(1)	In service inventory requiring lease commencement.
(2)	For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(3)	Estimated yields are based on total expected investment amounts and anticipated net operating income from leases signed or other assumptions based on market conditions. These yields are based on current estimates and actual results may vary.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Construction Projects in Progress - Total Investments	Financial Supplement
Dollars in thousands, except per square foot	First Quarter 2014

Construction Projects in Progress - Total Investments	Net Rentable Square Feet	Acreage	Current Investment (6)	Future Investment (7)	Total Investment	Total Cost/ Net Rentable Square Feet

Development Lifecycle

Land Inventory (1)	N/A	153.7	$113,543	—	$113,543	—
Space Held for Development (1)	1,422,244	N/A	390,477	—	390,477	$275
Base Building Construction (2)	803,624	N/A	155,546	$79,978	235,524	293
Data Center Construction (3)	531,734	N/A	192,715	405,821	598,536	1,126
Equipment Pool & Other Inventory (4)		N/A	30,696	—	30,696	—
Campus, Tenant Improvements & Other (5)		N/A	57,175	43,842	101,017	—

Total Development	2,757,602	153.7	$940,152	$529,641	$1,469,793

Enhancement & Other			$61,148	$38,595	$99,743
Recurring			8,992	8,858	17,850

Total Construction in Progress			$1,010,292	$577,094	$1,587,386

(1)	Land Inventory and Space Held for Development reflect cumulative cost in space pending future development.
(2)	Base Building Construction consists of ongoing improvements to building infrastructure in preparation for future data center fit-out.
(3)	Data Center Construction includes 531,734 square feet of Turn-Key Flex® , Custom Solutions® and Powered Base Building® space.
(4)	Equipment pool and other inventory represents long-lead equipment and materials required for timely deployment and delivery of data center fit-out.
(5)	Represents improvements in progress as of March 31, 2014 which benefit space recently converted to our operating portfolio and is composed primarily of shared infrastructure projects and first generation tenant improvements.
(6)	Represents balances incurred through March 31, 2014.
(7)	Represents estimated cost to complete specific scope of work pursuant to contract, budget or approved capital plan.

Note: We capitalize interest on active construction work. Base Building Construction, Data Center Construction, Equipment Pool, Campus Improvements, Enhancements and Recurring are considered active construction work.

Historical Capital Expenditures and Investments in Real Estate	Financial Supplement
Dollars in thousands	First Quarter 2014

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Non-Recurring (1)
Development	$185,554	$204,796	$247,648	$272,558	$201,513

Enhancements and Other Non-Recurring	18,179	32,773	30,049	17,419	31,261

Total Non-Recurring	$203,733	$237,569	$277,697	$289,977	$232,774

Recurring (2)	$8,685	$17,025	$12,895	$13,429	$9,860

Recurring	$8,685	$17,025	$12,895	$13,429	$9,860

Total Direct	$212,418	$254,594	$290,592	$303,406	$242,634

Capitalized interest	$5,311	$7,435	$6,882	$6,617	$5,343

Capitalized Overhead	11,406	8,888	9,661	9,927	9,969

Total Indirect Capital Expenditures	$16,717	$16,323	$16,543	$16,544	$15,312

Timing / FX adjustments	(5,017)	33,789	594	(1,608)	787

Total Improvements to and Advances for Investment in Real Estate	$224,118	$304,706	$307,729	$318,342	$258,733

Consolidated Portfolio Net Rentable Square Feet (3)	20,045,559	19,887,709	19,521,556	20,500,643	20,158,840

(1)	Non-recurring capital expenditures are primarily for development of space and land, excluding acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacements, upgrades, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(2)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues, including second-generation tenant improvements and leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building, costs which are incurred to bring a building up to Digital Realty’s operating standards, or internal leasing commissions.
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Development Lifecycle - Held for Development	Financial Supplement
Dollars in thousands	First Quarter 2014

	Land Inventory (1)			Space Held for Development
Market	# of Locations	Acres	Current Investment (2)	# of Locations	Total Square Feet	Current Investment (2)
Austin	1	7.2	$1,928	1	16,129	$5,240
Boston	—	—	—	2	150,658	48,501
Chicago	—	—	—	2	206,503	28,147
Dallas	3	69.5	27,446	3	116,672	16,566
Houston	—	—	—	1	22,722	4,652
New York	1	34.2	31,797	4	188,464	40,463
N. Virginia	1	15.6	8,294	3	13,700	2,375
Philadelphia	—	—	—	1	60,011	5,161
Phoenix	—	—	—	1	108,926	11,672
Sacramento	—	—	—	1	23,397	8,936
San Francisco	—	—		1	18,522	4,082
Silicon Valley	2	9.5	13,387	1	84,180	51,221
St. Louis	—	—		2	84,268	11,721
Toronto	—	—	—	1	50,115	7,866

North America (3)	8	136.0	$82,852	24	1,144,267	$246,603

Amsterdam	1	5.4	$13,031	—	—	—
London	—	—	—	2	163,431	$104,672

Europe	1	5.4	$13,031	2	163,431	$104,672

Melbourne	—	—	—	1	53,582	$15,569
Osaka	1	3.7	$13,179	—	—	—
Singapore	—	—	—	1	13,903	8,066
Sydney	1	8.6	4,481	1	47,061	15,567

Asia Pacific	2	12.3	$17,660	3	114,546	$39,202

Total	11	153.7	$113,543	29	1,422,244	$390,477

(1)	Represents properties acquired to support ground-up development.
(2)	Represents balances incurred through March 31, 2014. For Base Building construction, represents the pro rata share of the acquisition and infrastructure costs related to the specific Base Building project. For Data Center construction, represents the pro rata share of the acquisition and infrastructure costs, or Base Building construction costs, applicable to the specific Data Center project plus the total direct investment in the specific Data Center project.
(3)	Includes 701 Union property with 271,000 square feet of development space, and 1210 Integrity and 905 Security Row parcels with 246,940 and 249,657 square feet of development space, respectively, previously reported in Occupancy Analysis. Buildings have been razed pursuant to our business plan.

Note: Square footage is based on current estimates and project plans, and may change upon completion of the project and due to remeasurement.

Acquisitions/Dispositions/Joint Ventures	Financial Supplement
Dollars in thousands	First Quarter 2014

Acquisitions:
Property	Metropolitan Area	Date Acquired	Purchase Price	Acquisition Cap Rate (1)	Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
Total			$0		—	—	0.0%

Dispositions:
Property	Metropolitan Area	Date Sold	Selling Price	Disposition Cap Rate (1)	Net Rentable Square Feet (2)	Space Held For Development	% of Total Net Rentable Square Feet Occupied (3)
Total			$0		—	—	0.0%

Joint Ventures:
Property	Metropolitan Area	Date Contributed to Joint Venture	Contribution Price	Contribution Cap Rate (1)	Net Rentable Square Feet (2)	Space Held For Development	% of Total Net RentableSquare Feet Occupied (3)
636 Pierce Street	Somerset, NJ (NY Metro)	March 5, 2014	$40,400	7.1%	108,336		100.0%

Total			$40,400		108,336	—	100.0%

(1)	We calculate the cash capitalization rate on acquisitions, dispositions and joint venture contributions by dividing anticipated annual net operating income by the purchase/sales price including assumed debt and related pre-payment penalties. Net operating income represents rental revenue and tenant reimbursement revenue from in-place leases, less rental property operating and maintenance expenses, property taxes and insurance expenses, and is not a financial measure calculated in accordance with GAAP. Our calculation of the cash capitalization rate on acquisitions may change, based on our experience operating the properties subsequent to closing of the acquisitions.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space under active development and space held for development.

Unconsolidated Joint Ventures (“JVs”)	Financial Supplement
Dollars in thousands	First Quarter 2014

	As of March 31, 2014
	2001 Sixth Avenue	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Summary Balance Sheet - at the JV’s 100% Share

Undepreciated book value of operating real estate	$110,512	$48,512	$107,628	$441,281	$707,933

Accumulated depreciation & amortization	(77,253)	(775)	(296)	(4,533)	(82,857)

Net Book Value of Operating Real Estate	$33,259	$47,737	$107,332	$436,748	$625,076

Other assets	5,613	6,096	29,175	62,784	103,668

Total Assets	$38,872	$53,833	$136,507	$499,532	$728,744

Debt	$105,581	$47,000	$0	$208,000	$360,581

Other liabilities	4,267	556	3,903	89,681	98,407

Equity / (deficit)	(70,976)	6,277	132,604	201,851	269,756

Total Liabilities and Equity	$38,872	$53,833	$136,507	$499,532	$728,744

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV Debt	$52,791	$23,500	$0	$41,600	$117,891

	Three Months Ended March 31, 2014
	2001 Sixth Avenue	2020 Fifth Avenue	33 Chun Choi Street (Hong Kong)	Prudential	Total
Summary Statement of Operations - at the JV’s 100% Share

Rental revenue	$9,861	$1,269	$316	$8,651	$20,097

Straight-line rent	28	748	244	830	1,850

Operating expenses	(2,996)	(239)	(188)	(1,587)	(5,010)

Net Operating Income (NOI)	$6,893	$1,778	$372	$7,894	$16,937

Interest expense	($1,684)	($377)	$0	($1,383)	($3,444)

Depreciation & amortization	(1,591)	(208)	(296)	(2,919)	(5,014)

Other (income) / expense	1	—	(39)	(2,518)	(2,557)

Total Non-Operating Expenses	($3,274)	($585)	($335)	($6,820)	($11,014)

Net Income	$3,619	$1,193	$37	$1,074	$5,923

Digital Realty’s ownership percentage	50.0%	50.0%	50.0%	20.0%

Digital Realty’s Pro Rata Share of Unconsolidated JV NOI	$3,447	$889	$186	$1,579	$6,101

Digital Realty’s Earnings (loss) from unconsolidated joint ventures (1)	$1,683	$593	($19)	$324	$2,581

Digital Realty’s Pro Rata Share of FFO (2)	$2,475	$697	$129	$908	$4,209

Digital Realty’s Fee Income from Joint Venture	$0	$0	$0	$559	$559

(1)	Values represent Digital Realty’s stepped up basis and may not be comparable to values reflected in the entities’ stand alone financial statements calculated on a different basis.
(2)	For a definition of FFO, see page 42.

External Growth Pipeline	Financial Supplement
Central - Chicago	First Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
9333 W. Grand Ave., Franklin Park, IL	123,275	6.8	87.2%	Completed
9355 W. Grand Ave., Franklin Park, IL	250,000	14.4	0.0%	Active development - base building and data center
9377 W. Grand Ave., Franklin Park, IL	175,000	10.8	0.0%	Planned for future ground-up development

Asset

•	Digital Chicago Campus – 9333, 9355 and 9377 W. Grand Avenue, Franklin Park IL / 60131

Background

•	In May 2012 Digital Realty acquired the three-building, 22-acre campus and created the Digital Chicago Campus.

•

Based on strong demand for our Turn-Key Flex® data center product, as well as limited supply, the first phase of construction began with the redevelopment of the 9333 W. Grand Ave. building in August 2012 to accommodate 123,275 rentable square feet and provide 6.8 MW of IT Load.

•

As market conditions continued to show limited supply of competitive space along with strong leasing activity in phase one, redevelopment of the 9355 W. Grand Ave. building commenced in June 2013 to accommodate 250,000 rentable square feet and 14.4 MW of IT Load in eight data centers.

Opportunity

•	Upon completion, the Digital Chicago Campus will have development potential of 548,275 rentable square feet to support 18 Turn-Key Flex® data centers and provide 32 MW of IT Load.

•	Campus utility service is provided by ComEd with 60 MW delivered by multiple 34.5 kV services.

•	The 9333 W. Grand Ave. building includes four Turn-Key Flex® data centers and is 87.2% leased.

•	The second phase, 9355 W. Grand Ave., is currently under redevelopment to deliver the first 1.8 MW data center of the eight planned.

•

The third phase will be a future ground-up development located where the 9377 W. Grand Ave. building is sited today. The site is planned for a 175,000 rentable square foot future development to accomodate 10.8 MW of IT Load capacity in six Turn-Key Flex® data centers.

External Growth Pipeline	Financial Supplement
Central - Dallas	First Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
850 E. Collins Blvd., Richardson, TX	114,188	6.9	76.0%	Active Development - data centers. Additional 1.1 MW under LOI and 0.6 MW under option will increase Leased % to 100%

950 E. Collins Blvd., Richardson, TX	121,286	7.2	100.0%	Active Development - data centers
904 Quality Way, Richardson, TX	46,750	4.5	100.0%	Completed
907 Security Way (aka 1301 International Pkwy, Richardson, TX)	120,000	7.2	0.0%	Planned for future ground-up development

1210 Integrity Drive & 905 Security Way, Richardson, TX	466,000	28.8	0.0%	Planned for future ground-up development

1215 Integrity Drive, Richardson, TX	117,876	6.8	100.0%	Active Development - data centers
1232 Alma Rd., Richardson, TX	105,726	6.8	100.0%	Completed
908 Quality Way, Richardson, TX	66,000	4.8	0.0%	Planned for future ground-up development
900 Quality Way, Richardson, TX	114,922	7.0	48.0%	Completed with 3 shell data centers under option to expire 6/2014. Expect option exercise and Leased % to increase to 100%

750 Collins Boulevard, Richardson, TX	N/A	N/A	0.0%	Planned for future management office

Background

•	Digital Dallas Data campus is a 70-acre master-planned property located within the renowned “Telecom Corridor” of Richardson, TX, a suburb of Dallas.

•	Originally acquired in 2009 as part of a 60/40 joint venture. Digital Realty subsquently acquired the entire ownership interest in 2011.

•	Development has included a mix of redevelopment and ground-up construction of Powered Base Buildings and multi-tenant data centers, and a privately-owned 122 MW sub-station.

•	In four years, Digital Realty has completed or has actively developed 621,000 square feet in six buildings.

•	The campus has about 23.9 MW of IT Load currently in operation with approximately 6.0 MW of data center space that is under construction and 100% pre-leased.

Opportunity

•

The campus has a little over 25 acres of land available left for new one and two-story ground-up development that could support five new buildings and doubling the size of the campus with another 652,000 square feet.

•	Including new buildings and shell space in existing buildings being held for construction, the site has the potential to add another 45 MW of IT Load to the Digital Dallas Data campus.

External Growth Pipeline	Financial Supplement
East – Northern Virginia	First Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
43940 Digital Loudoun Plaza (Bldg. G)	392,711	25.7	75.9%	Active development - base building and data center with 5.2 MW under option and backlog that will increase Leased % to 94%.

44060 Digital Loudoun Plaza (Bldg. K)	281,431	19.2	0.0%	Active development - base building and data center
Digital Loudoun Plaza (Bldg. J)	216,000	14.4	0.0%	Planned for future ground-up development
Digital Loudoun Plaza (Bldg. H)	244,000	14.4	0.0%	Planned for future ground-up development

Asset

•	Existing Campus - Digital Ashburn Campus (Buildings A, B, C, D, E & F), Devin Shafron Drive, Ashburn, VA / 20147

•	Current Development – Digital Ashburn Campus (Buildings G and K), Digital Loudoun Plaza, Ashburn, VA / 20147

Background

•	Digital Realty originally acquired three existing shell buildings and developed the Digital Ashburn Campus in 2007.

•

Based on strong demand for Turn-Key Flex® data center space in the market, the existing campus was expanded through a land acquisition in 2009 and Digital Realty developed three additional single-story buildings, bringing the existing campus to 829,739 rentable square feet (Buildings A, B, C, D, E and F).

•	The campus was expanded in 2011 with the Loudoun Parkway North acquisition, bringing the total campus to 98 acres.

Opportunity

•

Loudoun Parkway North campus is master-planned for four, two-story buildings (G, K, H & J), that upon completion, will provide 1,134,142 rentable square feet to support 62 Turn-Key Flex® data centers capable of supporting 73.7 MW of IT Load.

•	The site is supported by a dedicated sub-station capable of supplying 150 MW of power.

•

The first building on the expanded campus, Building G, was designed and constructed in two phases. The first phase is complete and the data center space is 100% leased and includes 10 Turn-Key Flex® data centers which provide 11.25 MW of IT Load. The second phase is under construction and will include 12 Turn-Key Flex® data centers which will provide 14.4 MW of IT Load and is currently 63.7% preleased. The combined first and second phases are 75.9% leased. Upon exercise of an existing tenant’s options and commencement of backlog for 5.2 MW of Turn-Key Flex® data centers, Building G will be 94% leased. The remaining vacant space relates to non-technical space.

•

Building K’s shell, with capacity for 16 Turn-Key Flex® data centers and 19.2 MW of IT Load, is under construction with the first phase of one Turn-Key Flex® data center scheduled for delivery in September 2014.

•	Buildings H and J are each designed to accommodate 14.4 MW of IT Load and will be developed based on demand.

External Growth Pipeline	Financial Supplement
East – New York	First Quarter 2014

Master Plan

Property Address	Sq. Ft.	IT Load MW Capacity	Leased %	Development Status
365 S. Randolphville (Existing)	264,792	9.0	93.8%	Completed
365 S. Randolphville (Expansion)	86,656	5.4	11.1%	Active development - base building and data center
3 Corporate Place	276,931	3.3	100.0%	Completed
3 Corporate Place Annex	100,515	7.2	0.0%	Active development - base building

Asset

•	3 Corporate Place, Piscataway, NJ / 08854

•	365 South Randolphville Road, Piscataway, NJ / 08854

Background

•

Located in the New York metropolitan market within close proximity to Rutgers University, Digital Piscataway Data campus is an existing two-building campus in the process of being expanded by 187,171 rentable square feet.

•	Improvements underway include a 86,656 rentable square foot expansion of 365 S. Randolphville Road and a free-standing 100,515 rentable square foot expansion at 3 Corporate Place.

Opportunity

•

The 86,656 rentable square foot addition to 365 S. Randolphville Road will expand the existing 264,792 rentable square foot building to 351,448 rentable square feet and provide an additional 5.4 MW of leasable IT Load.

•	The 100,515 rentable square foot Annex at 3 Corporate Place will provide an additional 7.2 MW of leasable IT Load.

•

Upon completion, the campus will be a premier, state-of-the-art facility positioned to serve the expanding requirements of the financial services industry, and take advantage of significant opportunities in the health care, telecommunications & government sectors in the New York metro area.

Reconciliation of Earnings Before Interest, Taxes,
Depreciation, and Amortization and Financial Ratios	Financial Supplement
Unaudited and in thousands	First Quarter 2014

Reconciliation of Earnings Before Interest, Taxes, Depreciation	Three Months Ended
& Amortization (EBITDA) (1)	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13

Net Income Available to Common Stockholders	$34,186	$42,977	$138,872	$47,077	$42,657

Interest	47,374	45,996	47,742	47,583	48,078

Loss from early extinguishment of debt	292	608	704	501	—

Taxes	1,838	(473)	352	210	1,203

Depreciation & amortization	130,620	126,776	121,198	115,867	111,623

EBITDA	$214,310	$215,884	$308,868	$211,238	$203,561
Straight-line rent expense adjustment attributable to prior periods	—	—	9,155	—	—

Change in fair value of contingent consideration	(3,403)	(1,749)	(943)	(370)	1,300

Severance accrual and equity acceleration	12,430	—	—	—	—

Gain on contribution of properties to unconsolidated joint venture	(1,906)	(555)	(115,054)	—	—

Noncontrolling interests	805	964	2,882	1,145	970

Preferred stock dividends	11,726	11,726	11,726	11,399	8,054

Adjusted EBITDA	$233,962	$226,270	$216,634	$223,412	$213,885

	Three Months Ended
Financial Ratios	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13

Total GAAP interest expense	$47,374	$45,996	$47,742	$47,583	$48,078

Capitalized interest	5,311	7,435	6,882	6,617	5,343

Change in accrued interest and other non-cash amounts	15,139	(20,423)	13,396	(18,637)	2,742

Cash Interest Expense (2)	$67,824	$33,008	$68,020	$35,563	$56,163

Scheduled debt principal payments and preferred dividends	15,069	14,776	14,874	15,172	11,950
Total Fixed Charges (3)	$67,754	$68,207	$69,498	$69,372	$65,371

Coverage

Interest coverage ratio (4)	4.4x	4.2x	4.0x	4.1x	4.0x
Cash interest coverage ratio (5)	3.4x	6.9x	3.2x	6.3x	3.8x
Fixed charge coverage ratio (6)	3.5x	3.3x	3.1x	3.2x	3.3x
Cash fixed charge coverage ratio (7)	2.8x	4.7x	2.6x	4.4x	3.1x

Leverage

Debt to total enterprise value (8)(9)	38.5%	40.9%	38.3%	35.0%	33.6%
Debt plus preferred stock to total enterprise value (10)	46.3%	46.8%	44.1%	40.3%	36.9%
Pre-tax income to interest expense (11)	2.0x	2.2x	4.2x	2.3x	2.1x
Net Debt to Adjusted EBITDA (12)	5.3x	5.4x	5.5x	5.2x	5.4x

(1)	For definition and discussion of EBITDA and Adjusted EBITDA, see page 42.
(2)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(3)	Fixed charges consist of GAAP interest expense, capitalized interest, scheduled debt principal payments and preferred dividends.
(4)	Adjusted EBITDA divided by GAAP interest expense plus capitalized interest.
(5)	Adjusted EBITDA divided by cash interest expense.
(6)	Adjusted EBITDA divided by fixed charges.
(7)	Adjusted EBITDA divided by the sum of cash interest expense, scheduled debt principal payments and preferred dividends.
(8)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(9)	Enterprise value defined as market value equity plus debt plus preferred stock plus minority interest less cash and equivalents.
(10)	Same as (8), except numerator includes preferred stock.
(11)	Calculated as net income plus interest expense divided by GAAP interest expense.
(12)	Calculated as total debt at balance sheet carrying value (see page 6) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

Management Statements on Non-GAAP Measures	Financial Supplement
First Quarter 2014

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (CFFO):

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net and (vi) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Management Statements on Non-GAAP Measures	Financial Supplement
First Quarter 2014

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Three Months Ended March 31, 2014
Reconciliation of Net Operating Income (NOI)

Operating income	$90,007

Less:
Fee income	(1,183)

Add:
Construction management expenses	164
Change in fair value of contingent consideration	(3,403)
Depreciation and amortization	130,620
General and administrative	18,248
Severance accrual and equity acceleration	12,430
Transactions	81

Net Operating Income	$246,964

Cash Net Operating Income (Cash NOI)

Net Operating Income	$246,964
Add:
Straight-line rent expense	864

Less:
Straight-line rent revenue	(21,335)
Purchase accounting adjustments	(2,786)

Cash Net Operating Income	$223,707

Statement Regarding Forward-Looking Statements	Financial Supplement
First Quarter 2014

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, our strategy and plans, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, cap rates, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, rent to be received in future periods, our credit ratings, construction and development activity and plans, projected construction costs, estimated yields on investment, supply and demand, expected occupancy, expected square footage and IT load capacity upon completion of development projects, 2014 backlog NOI, NAV components, 2014 guidance and underlying assumptions, and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of current global economic, credit and market conditions

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates, increased operating costs or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and development space;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2013, as amended and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.